As filed with the Securities and Exchange Commission on January 29, 1999

                                                      REGISTRATION NO. 333-23171
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                         POST-EFFECTIVE AMENDMENT NO. 3

                                       TO
                                    FORM S-6

                             ----------------------

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                             ----------------------

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                              (EXACT NAME OF TRUST)
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

                             ----------------------

                                ONE AMERICAN ROW
                           HARTFORD, CONNECTICUT 06115
          (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                             DONA D. YOUNG, ESQUIRE
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                                ONE AMERICAN ROW
                           HARTFORD, CONNECTICUT 06115
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                             ----------------------

                                   COPIES TO:


             MICHAEL BERENSON, ESQ.                             EDWIN L. KERR, ESQ.
JORDEN BURT BOROS CICCHETTI BERENSON & JOHNSON LLP                    COUNSEL
          1025 THOMAS JEFFERSON ST. N.W.            PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                 SUITE 400 EAST                                  ONE AMERICAN ROW
           WASHINGTON, D.C. 20007-0805                     HARTFORD, CONNECTICUT 06115


                             ----------------------


              It is proposed that this filing will become effective:
              [ ] immediately upon filing pursuant to paragraph (b);
              [ ] on pursuant to paragraph (b);
              [ ] 60 days after filing pursuant to paragraph (a)(1); or
              [X] on May 1, 1999 pursuant to paragraph (a)(1) of Rule 485.
              [ ] this Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.


                             ----------------------


================================================================================

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 ITEM                                             CAPTION IN PROSPECTUS
-----------                                             ---------------------

       1                     The VUL Account
       2                     Phoenix Home Life Mutual Insurance Company
       3                     Not Applicable
       4                     Sales of Policies
       5                     The VUL Account
       6                     The VUL Account
       7                     Not Applicable
       8                     Not Applicable
       9                     Legal Proceedings
      10                     The Policy
      11                     Investments of the VUL Account
      12                     Investments of the VUL Account
      13                     Charges and Deductions; Investments of the VUL Account
      14                     Flexible Premiums; Allocation of Premium and Policy Value; Right to Cancel Period
      15                     Allocation of Premium and Policy Value; Transfer of Policy Value
      16                     Investments of the VUL Account
      17                     Surrenders
      18                     Allocation of Premium and Policy Value; Transfer of Policy Value; Reinvestment and Redemption
      19                     Voting Rights; Reports
      20                     Not Applicable
      21                     Policy Loans
      22                     Not Applicable
      23                     Safekeeping of the VUL Account's Assets
      24                     Not Applicable
      25                     Phoenix Home Life Mutual Insurance Company
      26                     Charges and Other Deductions; Investments of the VUL Account
      27                     Phoenix Home Life Mutual Insurance Company
      28                     Phoenix Home Life Mutual Insurance Company; The Directors and Executive Officers of
                                Phoenix Home Life Mutual Insurance Company
      29                     Not Applicable
      30                     Not Applicable
      31                     Not Applicable
      32                     Not Applicable
      33                     Not Applicable
      34                     Not Applicable
      35                     Phoenix Home Life Mutual Insurance Company
      36                     Not Applicable
      37                     Not Applicable
      38                     Sales of Policies
      39                     Sales of Policies
      40                     Not Applicable
      41                     Sales of Policies
      42                     Not Applicable
      43                     Not Applicable
      44                     Determination of Subaccount Values
      45                     Not Applicable
      46                     Determination of Subaccount Values
      47                     Allocation of Premium and Policy Value; Determination of Subaccount Values
      48                     Not Applicable

N-8B-2 ITEM                                             CAPTION IN PROSPECTUS
-----------                                             ---------------------

      49                     Not Applicable
      50                     Not Applicable
      51                     Phoenix Home Life Mutual Insurance Company; The Policy; Charges and Deductions
      52                     Investments of the VUL Account
      53                     Federal Tax Considerations
      54                     Not Applicable
      55                     Not Applicable
      56                     Not Applicable
      57                     Not Applicable
      58                     Not Applicable
      59                     Not Applicable

                                                                 THE ESTATE EDGE
                                                           SURVIVORSHIP VARIABLE
                                                        UNIVERSAL LIFE INSURANCE
                                                                          POLICY

                                                                       ISSUED BY

                                                        PHOENIX HOME LIFE MUTUAL
                                                               INSURANCE COMPANY




IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:

[envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
            PO Box 8027
            Boston, MA 02266-8027
[phone]     Tel. 800/541-0171



PROSPECTUS                                MAY 1, 1999


This Prospectus describes a survivorship variable universal life insurance policy. The Policy provides lifetime insurance protection on the lives of two Insureds. We pay the death benefit when the last insured dies.


The Policy is not a deposit or obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of Policy Values and possible loss of principal invested or premiums paid.


The Securities and Exchange Commission has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


THE PHOENIX EDGE SERIES FUND
   MANAGED BY PHOENIX INVESTMENT COUNCIL, INC.
    [diamond]   Balanced
    [diamond]   Engemann Nifty Fifty
    [diamond]   Growth
    [diamond]   International
    [diamond]   Money Market
    [diamond]   Multi-Sector Fixed Income
    [diamond]   Phoenix Growth & Income
    [diamond]   Phoenix Value Equity
    [diamond]   Research Enhanced Index
    [diamond]   Schafer Mid-Cap Value
    [diamond]   Seneca Mid-Cap Growth
    [diamond]   Strategic Allocation
    [diamond]   Strategic Theme

   MANAGED BY PHOENIX-ABERDEEN INTERNATIONAL ADVISOR, LLC
    [diamond]   Aberdeen New Asia

   MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.
    [diamond]   Real Estate Securities


TEMPLETON VARIABLE PRODUCTS SERIES FUND
   MANAGED BY TEMPLETON INVESTMENT COUNCIL, INC.
    [diamond]   Templeton Asset Allocation
    [diamond]   Templeton International
    [diamond]   Templeton Stock

   MANAGED BY TEMPLETON ASSET MANAGEMENT, LTD.
    [diamond]   Templeton Developing Markets

   MANAGED BY FRANKLIN MUTUAL ADVISERS, INC.
    [diamond]   Mutual Shares Investments


WANGER ADVISORS TRUST
   MANAGED BY WANGER ASSET MANAGEMENT, L.P.
    [diamond]   Wanger Foreign Forty
    [diamond]   Wanger International Small Cap
    [diamond]   Wanger Twenty
    [diamond]   Wanger U.S. Small Cap


    It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed Policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any taxes.

    This Prospectus is valid only if accompanied or preceded by current prospectuses for the Funds. You should read and keep these prospectuses for future reference.

                                TABLE OF CONTENTS

Heading                                                    Page
--------------------------------------------------------------------------------

THE ESTATE EDGE ..........................................    1
TABLE OF CONTENTS ........................................    2
SPECIAL TERMS ............................................    3
SUMMARY...................................................    4
PERFORMANCE HISTORY.......................................    5
PHOENIX AND THE VUL ACCOUNT ..............................    5
   Phoenix ...............................................    5
   The VUL Account .......................................    5
   The GIA................................................    5
THE POLICY ...............................................    6
   Introduction ..........................................    6
   Eligible Purchasers ...................................    6
   Flexible Premiums .....................................    6
   Allocation of Premium and Policy Value ................    7
   Right to Cancel Period ................................    7
   Temporary Insurance Coverage ..........................    7
   Transfer of Policy Value ..............................    7
   Determination of Subaccount Values ....................    8
   Death Benefit .........................................    8
   Surrenders ............................................    9
   Policy Loans ..........................................   10
   Lapse .................................................   10
   Additional Insurance Options ..........................   11
   Additional Rider Benefits .............................   11
INVESTMENTS OF THE VUL ACCOUNT ...........................   11
   Participating Investment Funds ........................   11
   Investment Advisers....................................   13
   Services of the Advisers...............................   14
   Reinvestment and Redemption ...........................   14
   Substitution of Investments ...........................   14
CHARGES AND DEDUCTIONS ...................................   14
   Premium Sales Charge...................................   14
   Monthly Deduction .....................................   14
   Premium Taxes .........................................   15
   Federal Tax Charge.....................................   15
   Mortality and Expense Risk Charge .....................   15
   Investment Management Charge ..........................   15
   Other Charges .........................................   15
GENERAL PROVISIONS .......................................   16
   Postponement of Payments ..............................   16
   The Contract ..........................................   16
   Suicide ...............................................   16
   Incontestability ......................................   16
   Change of Owner or Beneficiary ........................   16
   Assignment ............................................   17
   Misstatement of Age or Sex ............................   17
   Surplus ...............................................   17
PAYMENT OF PROCEEDS ......................................   17
   Surrender and Death Benefit Proceeds ..................   17
   Payment Options .......................................   17
FEDERAL TAX CONSIDERATIONS ...............................   18
   Introduction ..........................................   18
   Phoenix's Tax Status ..................................   18
   Policy Benefits .......................................   18
   Business-Owned Policies................................   19
   Modified Endowment Contracts ..........................   19
   Limitations on Unreasonable Mortality
      and Expense Charges ................................   19
   Qualified Plans .......................................   20
   Diversification Standards .............................   20
   Change of Ownership or Insured or Assignment ..........   20
   Other Taxes ...........................................   20
VOTING RIGHTS ............................................   20
   The Funds .............................................   20
   Phoenix ...............................................   21
THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX ..........   21
SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS ..................   22
SALES OF POLICIES ........................................   22
STATE REGULATION .........................................   22
REPORTS ..................................................   22
LEGAL PROCEEDINGS ........................................   22
LEGAL MATTERS ............................................   22
REGISTRATION STATEMENT ...................................   22
YEAR 2000 ISSUE...........................................   23
FINANCIAL STATEMENTS .....................................   23
APPENDIX A ...............................................   24
APPENDIX B ...............................................   28
APPENDIX C................................................   29

WE ARE OFFERING THIS PRODUCT ONLY WHERE WE MAY LAWFULLY DO SO. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS DOCUMENT OR IN ONE THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

SPECIAL TERMS
--------------------------------------------------------------------------------
    The following is a list of terms and their meanings when used in this prospectus.


ATTAINED AGE: The age of the Insured on the birthday nearest the most recent Policy Anniversary.

BENEFICIARY: The person or persons specified by the Policyowner as entitled to receive the death benefits under a Policy.

CASH SURRENDER VALUE: The Policy Value less any surrender charge that would apply on the date of surrender and less any Debt.



DEATH BENEFIT GUARANTEE: An additional benefit rider available with the Policy that guarantees a death benefit equal to the initial Face Amount or the Face Amount as later increased or decreased, if you pay the Minimum Required Premiums. See "Additional Rider Benefits."

DEBT: Outstanding loans against a Policy plus accrued interest on any outstanding loans.


FACE AMOUNT: The initial amount of insurance coverage.


FUNDS: The Phoenix Edge Series Fund, Wanger Advisors Trust and Templeton Variable Products Series Fund.


GENERAL ACCOUNT: The general asset account of Phoenix.


GIA (GUARANTEED INTEREST ACCOUNT): An investment option under which amounts deposited are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, in the sole discretion of Phoenix.


IN FORCE: Conditions under which the coverage under a Policy is in effect and the Insureds' lives remain insured.


INSUREDS: The two persons on whose lives we issue the Policy.

ISSUE PREMIUM: The premium payment made in connection with issuing the Policy.

MONTHLY CALCULATION DAY: The first Monthly Calculation Day is the same day as the Policy Date. Subsequent Monthly Calculation Days are the same day of each month. If such day does not fall within a given month, the last day of that month will be the Monthly Calculation Day.


NET ASSET VALUE: The worth of one share of a Series of a Fund at the end of a valuation period. Net Asset Value is computed by adding the value of all a Series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

NON-TRANSFERABLE GENERAL ACCOUNT ("NTGA"): A part of the General Account. The cash value in the NTGA cannot decrease due to investment performance, but may decrease due to deductions for policy charges. Interest is credited to the NTGA at rates declared by Phoenix, but not less than 4%.

OWNER (POLICYOWNER, YOU, YOUR): The person(s) who purchase(s) a Policy.


PAYMENT DATE: The Valuation Date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next Valuation Date.

PLANNED ANNUAL PREMIUM: The premium amount that the Policyowner agrees to pay each Policy Year. It must be at least equal to the minimum premium required for the Face Amount of insurance selected but may be no greater than the maximum premium allowed for the Face Amount selected.

POLICY ANNIVERSARY: Each anniversary of the Policy Date.

POLICY DATE: The Policy Date as shown on the Schedule Page of the Policy. It is the date from which we measure Policy Years and Policy Anniversaries.


POLICY MONTH: The period from one Monthly Calculation Day up to, but not including, the next Monthly Calculation Day.

POLICY VALUE: The sum of a Policy's share in the values of each Subaccount of the VUL Account plus the Policy's share in the values of the GIA.

POLICY YEAR: The first Policy Year is the one-year period from the Policy Date up to, but not including, the first Policy Anniversary. Each succeeding Policy Year is the one-year period from the Policy Anniversary up to, but not including, the next Policy Anniversary.

PROPORTIONATE (PRO RATA): Amounts allocated to Subaccounts on a pro rata basis are allocated by increasing (or decreasing) a Policy's share in the value of the affected Subaccounts and GIA so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of the Fund.

SUBACCOUNTS: Accounts within the VUL Account to which non-loaned assets under a Policy are allocated.


UNIT: A standard of measurement used to set the value of a Policy. The value of a Unit for each Subaccount will reflect the investment performance of that Subaccount and will vary in dollar amounts.

VALUATION DATE: For any Subaccount, each date on which we calculate the net asset value of a Fund.


VALUATION PERIOD: For any Subaccount, the period in days from the end of one Valuation Date through the next.

VPMO: The Variable Products Mail Operations division of Phoenix that receives and processes incoming mail for Variable Products Operations.

VPO:  Variable Products Operations.


VUL ACCOUNT (ACCOUNT): Phoenix Home Life Variable Universal Life Account, a separate account of the Company.


WE (OUR, US, COMPANY, PHOENIX): Phoenix Home Life Mutual Insurance Company, Hartford, Connecticut.

SUMMARY
--------------------------------------------------------------------------------
    This is a summary of the Policy and does not contain all of the detailed information that may be important to you. You should read the entire Prospectus carefully before making any decision.


INVESTMENT FEATURES
FLEXIBLE PREMIUMS
    The only premiums you have to pay are the Issue Premium and any payments required to prevent the policy from lapse. See "Flexible Premiums" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE
    After we deduct certain charges from your premium payment, we will invest the balance in one or more of the Subaccounts of the VUL Account and/or the GIA as you will have instructed us.

    You may make transfers into the GIA and among the Subaccounts at anytime. Transfers from the GIA are subject to the rules discussed in "Appendix B" and under "Transfer of Policy Value."

    The Policy Value varies with the investment performance of the Funds and is not guaranteed.

    The Policy Value allocated to the GIA will depend on deductions taken from the GIA to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.

LOANS AND SURRENDERS
[diamond]      Generally, you may take loans against 90% of the Policy's Cash
    Surrender Value subject to certain conditions. See "Policy Loans."

[diamond]       You may surrender part of the policy anytime. A transaction charge of the lesser of $25 or 2% of the partial surrender amount will apply.

[diamond]       You may fully surrender this Policy anytime for its Cash
Surrender Value. See "Surrenders."

INSURANCE PROTECTION FEATURES
DEATH BENEFITS
[diamond]       Both a fixed and variable benefit is available under the Policy.

    o The fixed benefit is equal to the Policy's Face Amount (Option A)

    o The variable benefit equals the Face Amount plus the Policy Value
      (Option B)

[diamond]       After the first year, you may reduce the Face Amount. Certain restrictions apply, and generally, the minimum Face Amount is $250,000.

[diamond]       The death benefit is payable when the last insured dies. See
                "Death Benefit."

DEATH BENEFIT GUARANTEE
    You may elect a guaranteed death benefit. The amount of the guaranteed death benefit is equal to the initial Face Amount. The Death Benefit Guarantee may not be available in some states.

DEATH BENEFIT AT ENDOWMENT
    After age 100 of the younger Insured, the death benefit equals the Policy Value, and no more monthly deductions will be made. This allows you to keep the Policy In Force until the second death.

ADDITIONAL BENEFITS
    The following additional benefits are available by rider:

[diamond]       Disability Benefit

[diamond]       Four Year Survivorship Term

[diamond]       Conditional Exchange Option

[diamond]       Policy Split Option

    Availability of these Riders depends upon state approval and may involve an extra cost.


DEDUCTIONS AND CHARGES
FROM PREMIUM PAYMENTS
[diamond]    Taxes

    o   State Premium Taxes--2.25%

    o   Federal Tax Charge--1.50%

[diamond]       Premium sales charge

    o Policy Year 1 = 20% of premiums paid up to one target annual premium ("TAP") and 5% of premiums paid in excess of the TAP.

    o   Policy Years 2 through 10 = 5% of premiums

    o   Policy Years 11 and after = 0%

    See "Deductions and Charges" for a detailed discussion, including an explanation of TAP.

FROM POLICY VALUE
[diamond]       Issue Expense Charge--$600. Deducted in
                the first Policy Year only and payable in 12 monthly installments of $50.

[diamond]       Administrative Charge--Deducted monthly in Policy Years 1
                through 10 only. Amount deducted varies by Face Amount.

[diamond]       Cost of Insurance--Amount deducted monthly. Cost of insurance rates apply to the Policy and certain riders. The rates vary and are based on certain personal factors such as sex, attained age and risk class of the Insureds.

[diamond]       Transaction Charge--may be deducted for partial surrenders and certain transfers.

[diamond]       Surrender Charge--Deducted if the Policy is surrendered within the first 10 Policy Years. See "Surrender Charge."

FROM THE VUL ACCOUNT
                Mortality And Expense Risk Charge

[diamond]       Policy Years 1 through 15--.80% annually

[diamond]       Policy Year 16 and after--.25% annually.

FROM THE FUND
    The assets of the VUL Account are used to purchase, at Net Asset Value, shares of your selected underlying Funds. The Net

Asset Value reflects investment management fees and other direct expenses of the Fund. See "Investment Management Charge."

    See "Charges and Deductions" for a more detailed description of how each is applied.


ADDITIONAL INFORMATION
CANCELLATION RIGHT
    You have the right to review the Policy. If you are not satisfied with it, you may cancel the Policy:

[diamond]       within 10 days after you receive the Policy, or

[diamond]       within 10 days after we mail or deliver a written notice
                telling you about your right to cancel, or

[diamond]       within 45 days of completing the application;

whichever is latest.

See "Right to Cancel Period."

LAPSE
    The Policy will remain In Force as long as the Policy Value or Cash Surrender Value is enough to pay the necessary monthly charges incurred under the Policy. When the Cash Value is no longer enough, the policy lapses, or ends. We will let you know of an impending lapse situation. We will give you the opportunity to keep the Policy In Force by paying a specified amount.

TAX EFFECTS
    Generally, under current federal income tax law, death benefits are not subject to income tax. Earnings on the premiums invested in the VUL Account or the GIA are not subject to income tax until there is a distribution from the Policy. Loans, partial surrenders or Policy termination may result in recognition of income for tax purposes.


VARIATIONS
    The Policy is subject to laws and regulations in every state where the Policy is sold. Therefore, the terms of the Policy may vary from state to state.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the VUL Account Subaccounts in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. See "Appendix A" for more information.



PHOENIX AND THE VUL ACCOUNT
--------------------------------------------------------------------------------
PHOENIX
    Phoenix is a mutual life insurance company originally chartered in Connecticut in 1851. It was redomiciled to New York in 1992. Its executive office is located at One American Row, Hartford, Connecticut 06102, and its main administrative office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Its New York principal office is located at 10 Krey Boulevard, East Greenbush, New York 12144. Phoenix is the nation's 9th largest mutual life insurance company and has consolidated assets of $18.5 billion. Phoenix sells insurance policies and annuity contracts through its own field force of full time agents and through brokers. Its operations are conducted in all 50 states, the District of Columbia, Canada and Puerto Rico.


THE VUL ACCOUNT

    The VUL Account is a separate account of Phoenix formed on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"), and it meets the definition of a "separate account" under the 1940 Act. Such registration does not involve supervision of the management of the VUL Account or Phoenix by the SEC.

    The VUL Account is divided into Subaccounts, each of which is available for allocation of Policy Value. Each Subaccount will invest solely in shares of a specific series of a mutual fund. In the future Phoenix may establish additional Subaccounts, which will be made available to existing Policyowners to the extent and on a basis decided by Phoenix. See "Investments of the VUL Account--Participating Investment Funds."

    Phoenix does not guarantee the investment performance of the VUL Account or any of its Subaccounts. Contributions to the overall Policy Value allocated to the VUL Account depend on the chosen Fund's investment performance. Thus, you bear the full investment risk for all monies you invest in the VUL Account.

    The VUL Account is part of the general business of Phoenix, but the gains or losses of the VUL Account belong solely to the VUL Account. The gains or losses of any other business Phoenix may conduct do not affect the VUL Account. Under New York law, the assets of the VUL Account may not be taken to pay liabilities arising out of any other business Phoenix may conduct. Nevertheless, all obligations arising under the Policy (such as paying death benefits) are general corporate obligations of Phoenix.


THE GIA
    The GIA is not part of the VUL Account. It is accounted for as part of the General Account. Phoenix reserves the right to limit total deposits, including transfers, to the GIA to no more than $250,000 during any one-week period. Phoenix will credit interest daily on the amounts you allocate to the GIA. The credited rate will be the same for all monies deposited at the same time. The loaned portion of the GIA will be credited interest at an effective annual fixed rate of 2% (4% in New York). Interest on the unloaned portion of the GIA will be credited at an effective annual rate of not less than 4%.

    Biweekly, Phoenix sets the interest rate that will apply to any net premium or transferred amounts deposited to the unloaned portion of the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon the end of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guarantee period has just ended will be the same rate then being applied to new deposits to the GIA. This rate will then remain in effect for a guaranteed period of one full year from the date the new rate is applied.

    In general, you can make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the value in the GIA as of the date of the transfer. If you elect the Systematic Transfer Program, approximately equal amounts may be transferred out of the GIA. Also, the total value of the GIA may be transferred out of the GIA to one or more of the Subaccounts of the VUL Account over a consecutive four-year period according to the following schedule:

[diamond]    Year One: 25%

[diamond]    Year Two: 33% of remaining value

[diamond]    Year Three: 50% of remaining value

[diamond]    Year Four: 100% of remaining value

    Transfers into the GIA and among the Subaccounts of the VUL Account may be made at any time. Transfers from the GIA are subject to the rules discussed in "Appendix B" and "Transfer of Policy Value--Systematic Transfer Program."


THE POLICY
--------------------------------------------------------------------------------
INTRODUCTION
    The Policy is a flexible premium variable life insurance policy issued on the lives of two Insureds. The Policy has a death benefit, Cash Surrender Value and loan privilege as does a traditional fixed benefit whole life policy. The Policy differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of several Subaccounts of the VUL Account or the GIA. Each Subaccount of the VUL Account, in turn, invests its assets exclusively in a Series of the Funds. The Policy Value varies according to the investment performance of the Series to which premiums have been allocated.


ELIGIBLE PURCHASERS
    Any person between the ages of 18 and 85 is eligible to be insured under a newly purchased Policy after providing suitable evidence of insurability. You can purchase a Policy to insure the lives of two other individuals, provided that you have the Insureds' consents and a legally recognized interest for insuring their lives. A Policy could, for example, be purchased on the lives of spouses, family members, business partners or other related groups.


FLEXIBLE PREMIUMS
    The Issue Premium required depends on a number of factors, such as:

[diamond]    age

[diamond]    sex

[diamond]    rate class of proposed insured

[diamond]    desired Face Amount

[diamond]    supplemental benefit

[diamond]    planned premiums

    The minimum Issue Premium generally is 1/6 of the Planned Annual Premium. Both Insureds must be alive when the Issue Premium is paid, and it is due on the Policy Date. After the Issue Premium is paid, although premiums are flexible, the amount and frequency of Planned Annual Premiums are as shown on the Schedule Page of the Policy. You decide the amount of Planned Annual Premium (within limits set by us) when you apply for the Policy. The Issue Premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

    Premium payments received by us will be reduced by a 2.25% charge for state premium tax and also reduced by a federal tax charge of 1.50%. The Issue Premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Each installment will be taken from the subaccounts on a pro rata basis. Any unpaid balance of the issue expense charge will be paid to Phoenix upon Policy Lapse or termination.

    Premium payments received during a grace period also will be reduced by the amount needed to cover any monthly deductions during the grace period. The remainder will be applied on the Payment Date to the various Subaccounts of the VUL Account or to the GIA, based on the premium allocation schedule elected in the application for the Policy or by your most recent instructions. See "Non-Systematic Transfers and Changes in Payment Allocations."

    The number of units credited to a Subaccount of the VUL Account will be determined by dividing the amount of the net premium applied to that Subaccount by the unit value of the Subaccount on the Payment Date.

    You may increase or decrease the Planned Annual Premium amount (within limits) or payment frequency at any time by written notice to VPMO. We reserve the right to limit increases to such maximums as we may establish and change from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the Policy.

    The Policy contains a total premium limit as shown on the Schedule Page. This limit is applied to the sum of all premiums paid under the Policy. If the total premium limit is exceeded, you will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the Policy Year in which the limit was exceeded. The Policy Value then will be adjusted to reflect the refund. To pay such refund, amounts taken from each Subaccount or the GIA will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

    You may authorize your bank to draw $25 or more monthly from your personal checking account to be allocated among the available Subaccounts or the GIA. Your monthly payment will be invested according to your most recent instructions on file at VPO.

    Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option also is available to career agents of Phoenix (and their spouses and children).


ALLOCATION OF PREMIUM AND POLICY VALUE
    We will generally allocate the Issue Premium (less applicable charges) to the VUL Account or to the GIA upon receipt of a completed application, pursuant to the allocation instructions in the application for the Policy. However, Policies issued in certain states, and Policies which are intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire Issue Premium paid less applicable charges (along with any other premiums paid during the Right to Cancel Period) to the Money Market Subaccount of the VUL Account, and, at the end of the Right to Cancel Period, the value of the Money Market Subaccount is allocated among the Subaccounts of the VUL Account or to the GIA pursuant to the allocation instructions you made in the application for insurance.


RIGHT TO CANCEL PERIOD
    You have the right to review the Policy. If you are not satisfied with it, you may cancel the Policy:

[diamond]    by mailing it to us within 10 days after you receive it (or longer in some states); or

[diamond]    within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond]    within 45 days after completing the application,

whichever occurs latest (the "Right to Cancel Period").

    We treat a returned Policy as if we never issued it and, except for Policies issued without a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned Policy: (1) the then current Policy Value less any unpaid loans and loan interest; plus (2) any monthly deductions, partial surrender fees and other charges made under the Policy. For Policies issued with the Temporary Money Market Amendment the amount returned will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

    We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the Policy. If we decline to issue the Policy, we will refund to you the same amount as would have been refunded under the Policy had it been issued but returned for refund during the Right to Cancel Period.


TEMPORARY INSURANCE COVERAGE
    On the date the application for a Policy is signed and submitted with the Issue Premium, we issue a Temporary Insurance Receipt to you. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the Policy and in the Receipt) takes effect on the date of the application.


TRANSFER OF POLICY VALUE
SYSTEMATIC TRANSFER PROGRAM
    You may elect to transfer funds automatically among the Subaccounts or the unloaned portion of the GIA on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $1,000 in the GIA or the Subaccount from which funds will be transferred ("Sending Subaccount") and if the value in that Subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers will stop. Funds may be transferred from only one Sending Subaccount or the GIA, but may be allocated to more than one Subaccount ("Receiving Subaccounts"). Under the Systematic Transfer Program, you may make more than one transfer per Policy Year from the GIA. These transfers must be in approximately equal amounts and made over a minimum 18-month period.

    Only one Systematic Transfer Program can be active at any time. After a Systematic Transfer Program has ended, you can call VPO at 1-800-541-0171 to begin a new Systematic Transfer Program.

    All transfers under the Systematic Transfer Program will be made on the basis of the GIA and Subaccount values on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

NON-SYSTEMATIC TRANSFERS AND CHANGES IN PAYMENT ALLOCATIONS
    Transfers among available Subaccounts or the GIA and changes in premium payment allocations may be requested in writing or by calling 1-800-541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date the request is received at VPMO. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes also will be accepted on your behalf from your registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third-party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility these privileges may be difficult to exercise. In such cases, you should submit a written request.

    Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a Policy Year.

    We reserve the right to refuse to transfer amounts less than $500 unless (1) the entire balance in the Subaccount or the GIA is being transferred or (2) the transfer is part of the Systematic Transfer Program.

    We also reserve the right to prohibit a transfer to any Subaccount of the VUL Account if the value of your investment in that Subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a Subaccount or the GIA be transferred if the value of your investment in that Subaccount would, immediately after the transfer, be less than $500.

    You may make only one transfer per Policy Year from the unloaned portion of the GIA unless (1) the transfer(s) are made as part of a Systematic Transfer Program, or (2) we agree to make an exception to this rule. The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the GIA at the time of the transfer. In addition, you may transfer the total value allocated to the unloaned portion of the GIA out of the GIA to one or more of the Subaccounts over a consecutive four-year period according to the following schedule:

[diamond]    Year One: 25% of the total value

[diamond]    Year Two: 33% of the remaining value

[diamond]    Year Three: 50% of the remaining value

[diamond]    Year Four:100% of the remaining value

     A non-systematic transfer from the unloaned portion of the GIA will be processed on the day such request is received by VPMO.

    Transfers into the GIA and among the Subaccounts may be made anytime. We reserve the right to limit the number of Subaccounts you may invest in to a total of 18 at any one time or over the life of the Policy. We may limit you to less than 18 if we are required to do so by any federal or state law.

    Because excessive exchanges between Subaccounts can hurt Fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a Subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple Policy Owners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.

    If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Right to Cancel Period.


DETERMINATION OF SUBACCOUNT VALUES
    We establish the unit value of each Subaccount of the VUL Account on the first Valuation Date of that Subaccount. The unit value of a Subaccount on any other Valuation Date is determined by multiplying the unit value of that Subaccount on the just prior Valuation Date by the Net Investment Factor for that Subaccount for the then current Valuation Period. The unit value of each Subaccount on a day other than a Valuation Date is the unit value on the next Valuation Date. Unit values are carried to six decimal places. The unit value of each Subaccount on a Valuation Date is determined at the end of that day.

    The Net Investment Factor for each Subaccount is determined by the investment performance of the assets held by the Subaccount during the Valuation Period. Each valuation will follow applicable law and accepted procedures. The Net Investment Factor is determined by the formula:

    (A) + (B) - (D) where:
    ---------
       (C)

    (A) = The value of the assets in the Subaccount on the current Valuation Date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current Valuation Period.

    (B) = The amount of any dividend (or, if applicable, any capital gain distribution) received by the Subaccount if the "ex-dividend" date for shares of the Fund occurs during the current Valuation Period.

    (C) = The value of the assets in the Subaccount as of the just prior Valuation Date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value of all transactions during the Valuation Period ending on that date.

    (D) = The sum of the following daily charges multiplied by the number of days in the current Valuation Period:

         1.  The mortality and expense risk charge; and

         2. The charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.


DEATH BENEFIT
GENERAL
    The death benefit under Option A equals the Policy's Face Amount on the date of the death of the last surviving Insured or, if greater, the minimum death benefit on that date.

    Under Option B, the death benefit equals the Policy's Face Amount on the date of the death of the last surviving Insured plus the Policy Value.

    Under either Option, the minimum death benefit is the Policy Value on the date of death of the last surviving Insured increased by a percentage determined from a table contained in the Policy. This percentage will be based on the Insured's attained age at the beginning of the Policy Year in which the death occurs. If no option is elected, Option A will apply.

GUARANTEED DEATH BENEFIT OPTION
    A Guaranteed Death Benefit Rider is available. Under this Policy rider, if you pay the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the Policy, and will equal either the initial Face Amount or the Face Amount as later changed by decreases. To keep this guaranteed death benefit In Force; there may be limitations on the amount of partial surrenders or decreases in Face Amount permitted.

    After the first 10 Policy Years, there will be a monthly charge equal to $0.01 per $1,000 of Face Amount for policies issued with a Guaranteed Death Benefit Rider.

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT ON DEATH BENEFIT
    A partial surrender or a decrease in Face Amount generally decreases the death benefit. Upon a decrease in Face Amount or partial surrender, a partial surrender charge will be deducted from Policy Value based on the amount of the decrease or partial surrender. If the change is a decrease in Face Amount, the death benefit under a Policy would be reduced on the next Monthly Calculation Day. If the change is a partial surrender, the death benefit under a Policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT
    You may request a decrease in Face Amount at any time after the first Policy Year. Unless we agree otherwise, the decrease must be at least $25,000 and the Face Amount remaining after the decrease must be at least $250,000. All Face Amount decrease requests must be in writing and will be effective on the first Monthly Calculation Day following the date we approve the request. A partial surrender charge will be deducted from the Policy Value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction. The fraction is equal to the decrease in Face Amount divided by the Face Amount of the Policy before the decrease.


SURRENDERS
GENERAL
    At any time during the lifetime of the Insureds and while the Policy is In Force, you may partially or fully surrender the Policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the Policy to us. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at VPMO.

    Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."

FULL SURRENDERS
    If the Policy is being fully surrendered, the Policy itself must be returned to us at VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
    You may obtain a partial surrender of the Policy by requesting that part of the Policy's Cash Surrender Value be paid. You may do this at any time during the lifetime of the Insureds while the Policy is In Force with a written request to VPMO. We may require that the Policy be returned before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the Policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the Policy Value in any Subaccount or in the GIA that would be reduced as a result of a partial surrender and would be less than $500, we may require the entire remaining balance in that Subaccount or the GIA be surrendered.

    Upon a partial surrender, the Policy Value will be reduced by the sum of the following:

   (1) The Partial Surrender Amount Paid. This amount comes from a reduction in the Policy's share in the value of each Subaccount or the GIA based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each Subaccount will be made in the same manner as that provided for monthly deductions.

   (2) The Partial Surrender Fee. This fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each Subaccount or the GIA will be made in the same manner as provided for the partial surrender amount paid.

   (3) A Partial Surrender Charge. This charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the Policy Value). This amount is assessed against the Subaccount or the GIA in the same manner as provided for the partial surrender amount paid.

    The Cash Surrender Value will be reduced by the partial surrender amount paid plus the partial surrender fee. The Face Amount of the Policy will be reduced by the same amount as the Policy Value is reduced as described above.


POLICY LOANS
    Generally, while the Policy is In Force, a loan may be taken against the Policy up to the available loan value. The loan value on any day is 90% of the Policy Value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding Debt.


    The amount of any loan will be added to the loaned portion of the GIA and subtracted from the Policy's share of the Subaccounts or the unloaned portion of the GIA, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the GIA. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each Subaccount or the unloaned portion of the GIA will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the GIA will increase at an effective annual rate of 2% (4% in New York only), compounded daily and payable in arrears. At the end of each Policy Year and at the time of any Debt repayment, interest credited to the loaned portion of the GIA will be transferred to the unloaned portion of the GIA.


    Debt may be repaid at any time during the lifetime of the Insureds while the Policy is In Force. Any Debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the Debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the GIA. The unloaned portion of the GIA will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the Subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

    PAYMENTS RECEIVED BY US FOR THE POLICY WILL BE APPLIED DIRECTLY TO REDUCE OUTSTANDING DEBT, UNLESS SPECIFIED AS A PREMIUM PAYMENT BY YOU. Until the Debt is fully repaid, additional Debt repayments may be made at any time during the lifetime of the Insureds while the Policy is In Force.

    Failure to repay a policy loan or to pay loan interest will not terminate the Policy unless the Policy Value becomes insufficient to maintain the Policy In Force.

    The proceeds of Policy loans may be subject to federal income tax. See "Federal Tax Considerations."


    In the future, Phoenix may not allow Policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

    You will pay interest on the loan at an effective annual rate, compounded daily and payable in arrears. The loan interest rates in effect are as follows:



FOR POLICIES ISSUED IN ALL STATES EXCEPT NEW YORK

Policy Years 1-10:               4%
Policy Years 11-15:              3%
Policy Years 16 and thereafter:  2 1/2%


FOR POLICIES ISSUED IN NEW YORK ONLY
Policy Years 1-10:               6%
Policy Years 11-15:              5%
Policy Years 16 and thereafter:  4 1/2%


    At the end of each Policy Year, any interest due on the Debt will be treated as a new loan and will be offset by a transfer from your Subaccounts and the unloaned portion of the GIA to the loaned portion of the GIA.

    A Policy loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of the Subaccounts or unloaned portion of the GIA will apply only to the amount remaining in the Subaccounts or the unloaned portion of the GIA. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts or the unloaned portion of the GIA earn more than the annual interest rate for funds held in the loaned portion of the GIA, Policy Value does not increase as rapidly as it would have had no loan been made. If the Subaccounts or the GIA earn less than the annual interest rate for funds held in the loaned portion of the GIA. Policy Value is greater than it would have been had no loan been made. A Policy loan, whether or not repaid, also has a similar effect on the Policy's Death Benefit due to any resulting differences in Cash Surrender Value.



LAPSE
    Unlike conventional life insurance policies, the payment of the Issue Premium, no matter how large, or the payment of additional premiums will not necessarily continue the Policy In Force to its Maturity Date.


    If on any Monthly Calculation Day during the first three Policy Years, the Policy Value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. If on any Monthly Calculation Day during any subsequent Policy Year, the Cash Surrender Value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. However, during the first five Policy Years or until the Cash Surrender Value becomes positive for the first time, the Policy will not lapse as long as all premiums planned at issue have been paid.

    During the grace period the Policy will continue In Force but Subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the Policy, but not before 30 days after we have mailed written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the Subaccounts or to the GIA according to the then current premium allocation schedule. In determining the amount of "excess" premium to be applied to the Subaccounts or the GIA, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the last surviving Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.



ADDITIONAL INSURANCE OPTIONS
    While the Policy is In Force, you will have the option to purchase additional insurance on the same Insureds with the same guaranteed rates as the Policy without being assessed an issue expense charge. We will require evidence of insurability and charges will be adjusted for the Insured's new attained age and any change in risk classification.


ADDITIONAL RIDER BENEFITS

    You may elect additional benefits under a Policy. These benefits are cancelable by you at any time. A charge may be deducted monthly from the Policy Value for each additional rider benefit chosen. More details will be included in the form of a rider to the Policy if any of these benefits is chosen. The following benefits are currently available (if approved in your state). Additional riders may be available as described in the Policy.


DISABILITY BENEFIT RIDER
    This rider is available for one or both Insureds. On disability of a covered insured before age 65, monthly deductions will be waived and an additional Specified Amount (if any) will be credited, as long as he/she remains disabled (but not for more than the longer of one year or to age 65, if disability commenced after age 60).

    The rider terminates at the Insured's attained age 65. However, benefits will continue to be paid for the covered Insured's lifetime if he or she has been continuously disabled under the terms of the rider from attained age 60 to age 65.


FOUR-YEAR SURVIVORSHIP TERM
            This rider provides a level death benefit on the second death if both Insureds die within four years of policy issue. This rider is not convertible into any other policy or coverage.

    The rider face amount will be up to 125% of the Policy's initial face amount.


POLICY SPLIT OPTION RIDER
            This rider provides for the exchange of the policy into two single life policies. At the time of the exchange, the Policy can be split by any percentage subject to minimum requirements of the single life policies. There is no charge for this rider, but you must show satisfactory evidence of insurability.


CONDITIONAL EXCHANGE OPTION RIDER
            This rider provides for the exchange of the Policy for two new single policies, without evidence of insurability, for either of the following events:

    1.      the divorce of the Insureds, or

    2.      major change in the federal estate tax law.

    Both Insureds must be alive on the date of exchange and there must continue to be insurable interest.


GUARANTEED DEATH BENEFIT RIDER

    This rider guarantees the face amount of coverage even if the Policy Value is insufficient to cover the monthly deduction.

    For the first 10 policy years, the monthly guarantee premium is 1/12 of the Target Annual Premium. For Policy year 11 and thereafter, the monthly guarantee premium is 1/12 of the Guideline Level Premium (as defined in Internal Revenue Code Section 7702).

    The rider will remain in effect if one of three conditions is met monthly. Otherwise, the rider will lapse and the underlying Policy will continue without the rider benefits or charges. The three conditions are:

    1. Total Cumulative Premium Test - the total premium paid less the sum of all surrender amounts is not less than the cumulative sum of all monthly guarantee premiums since policy issue.

    2. Tabular Account Value Test - the Policy's Cash Surrender Value is not less than the Policy's Tabular Account Value (as listed on Policy's schedule pages) on the Policy Anniversary on or immediately preceding the Monthly Calculation Day.

    3. Annual Premium Test - the total premium paid during the Policy Year, less surrenders, is not less than the sum of all monthly guarantee premiums applicable each month since the Policy Year began.


CONVERSION TO UNIVERSAL LIFE RIDER

    This rider permits you to convert from a variable universal life policy to a fixed universal life policy by transferring all cash value to the Non-Transferable General Account ("NTGA"). You may make this election on or after the 15th Policy Anniversary. There is no charge for this rider.



INVESTMENTS OF THE VUL ACCOUNT
--------------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
    Certain Subaccounts of the VUL Account invest in corresponding Series of The Phoenix Edge Series Fund. The Fund currently has the following Series available through the Policies:

    MONEY MARKET SERIES: The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity. The Money Market Series invests exclusively in high quality money market instruments.

    GROWTH SERIES: The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.

    MULTI-SECTOR FIXED INCOME ("MULTI-SECTOR") SERIES: The investment objective of the Multi-Sector Series is to seek long-term total return. The Multi-Sector Series seeks to achieve its investment objective by investing in a diversified portfolio of high yield and high quality fixed income securities.


    STRATEGIC ALLOCATION ("ALLOCATION") SERIES: The investment objective of the Allocation Series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The Allocation Series invests in stocks, bonds and money market instruments pursuant to the Investment Adviser's appraisal of investments most likely to achieve the highest total return.


    INTERNATIONAL SERIES: The investment objective of the International Series is to seek a high total return consistent with reasonable risk. The International Series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The International Series provides a means for investors to invest a portion of their assets outside the United States.

    BALANCED SERIES: The investment objective of the Balanced Series is to seek reasonable income, long-term capital growth and conservation of capital. The Balanced Series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.


    REAL ESTATE SECURITIES ("REAL ESTATE") SERIES: The investment objective of the Real Estate Series is to seek capital appreciation and income with about equal emphasis. Under normal circumstances, it invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.


    STRATEGIC THEME ("THEME") SERIES: The investment objective of the Theme Series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Theme Series invests primarily in common stocks believed to have substantial potential for capital growth.

    ABERDEEN NEW ASIA ("ASIA") SERIES: The investment objective of the Asia Series is to seek long-term capital appreciation. The Asia Series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.

    RESEARCH ENHANCED INDEX ("ENHANCED INDEX") SERIES: The investment objective of the Enhanced Index Series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. The Enhanced Index Series invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.


    ENGEMANN NIFTY FIFTY ("NIFTY FIFTY") SERIES: The investment objective of the Nifty Fifty Series is to seek long-term capital appreciation by investing in about 50 different securities which offer the best potential for long-term growth of capital. At least 75% of the Series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.


    SENECA MID-CAP GROWTH ("SENECA MID-CAP") SERIES: The investment objective of the Seneca Mid-Cap Series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.

    PHOENIX GROWTH AND INCOME ("GROWTH & INCOME") SERIES: The investment objective of the Growth & Income Series is to seek dividend growth, current income and capital appreciation by investing in common stocks. The Growth & Income Series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.

    PHOENIX VALUE EQUITY ("VALUE") SERIES: The primary investment objective of the Value Series is long-term capital appreciation, with a secondary investment objective of current income. The Value Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.


    SCHAFER MID-CAP VALUE ("SCHAFER MID-CAP") SERIES: The primary investment objective of the Schafer Mid-Cap Series is to seek long-term capital appreciation, with current income as the secondary investment objective. The Schafer Mid-Cap Series will invest in common stocks of established companies having a strong financial position and a low stock market valuation when purchased which are believed to offer the possibility of increase in value.



WANGER ADVISORS TRUST
    Certain Subaccounts of the VUL Account invest in corresponding Series of the Wanger Advisors Trust. The following Series are currently available through the
Policies:

    WANGER U.S. SMALL CAP ("U.S. SMALL CAP") SERIES: The investment objective of the U.S. Small Cap Series is to provide long-term growth. The U.S. Small Cap Series invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER INTERNATIONAL SMALL CAP ("INTERNATIONAL SMALL CAP") SERIES: The investment objective of the International Small Cap

Series is to provide long-term growth. The International Small Cap Series invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER TWENTY (TWENTY) SERIES: The investment objective of the Twenty Series is to seek long-term capital growth. The Twenty Series invests primarily in the stocks of U.S. companies with market capitalizations of $1 billion to $10 billion and ordinarily focuses its investments in 20 to 25 U.S. companies.


    WANGER FOREIGN FORTY (FOREIGN) SERIES: The investment objective of the Foreign Series is to seek long-term capital growth. The Foreign Series invests primarily in the equity securities of foreign companies with market capitalizations of $1 billion to $10 billion and focuses its investments in 40 to 60 companies in developed markets.



TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Certain Subaccounts of the VUL Account invest in corresponding Series of the Templeton Variable Products Series Fund. The following Series are currently available through the Policies:

    TEMPLETON STOCK ("STOCK") SERIES: The investment objective of the Stock Series is to provide capital growth. The Stock Series invests primarily in common stocks issued by companies, large and small, in various nations throughout the world.


    TEMPLETON ASSET ALLOCATION ("TPT ALLOCATION") SERIES: The investment objective of the TPT Allocation Series is to seek a high level of total return through a flexible investment policy. The TPT Allocation Series invests in stocks of companies of any nation, debt securities of companies and governments of any nation and in money market instruments. Changes in the asset mix will be made to try to capitalize on total return potential produced by changing economic conditions throughout the world.


    TEMPLETON INTERNATIONAL ("TPT INTERNATIONAL") SERIES: The investment objective of the TPT International Series is to seek long-term capital growth through a flexible policy of investing. The TPT International Series invests in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental. Although the Series generally invests in common stock, it also may invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by S&P or Moody's or which are unrated by any rating agency.

    TEMPLETON DEVELOPING MARKETS ("DEVELOPING MARKETS") SERIES: The investment objective of the Developing Markets Series is to seek long-term capital appreciation. The Developing Markets Series invests primarily in equity securities of issuers in countries having developing markets.

    MUTUAL SHARES INVESTMENTS ("SHARES") SERIES: The primary investment objective of the Shares Series is to seek capital appreciation with income as a secondary objective. The Shares Series invests in domestic equity securities and domestic debt obligations.


    EACH SERIES WILL BE SUBJECT TO MARKET FLUCTUATIONS AND RISKS INHERENT IN THE OWNERSHIP OF ANY SECURITY AND THERE CAN BE NO ASSURANCE THAT THE STATED INVESTMENT OBJECTIVE OF ANY SERIES WILL BE REALIZED.



    In addition to being sold to the VUL Account, shares of the Funds also are sold to the Phoenix Variable Accumulation Account, a separate account used by Phoenix to receive and invest premiums paid under certain variable annuity contracts issued by Phoenix. Shares of the Funds may also be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.

    It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to simultaneously invest in the Fund(s). Although neither Phoenix nor the Fund(s) currently foresees any such disadvantages either to variable life insurance Policyowners or to variable annuity Contract Owners, the Funds' trustees intend to monitor events to identify any material conflicts between variable life insurance Policyowners and variable annuity Contract Owners and to decide what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from (1) changes in state insurance laws,
(2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of the Fund(s) or (4) differences in voting instructions between those given by variable life insurance Policyowners and those given by variable annuity Contract Owners. Phoenix will, at its own expense, remedy such material conflicts including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.



INVESTMENT ADVISERS
    Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser to all Series in The Phoenix Edge Series Fund except the Real Estate and Asia Series. Based on subadvisory agreements with the Fund, PIC delegates certain investment decisions and research functions to subadvisers for the following Series:

    ENHANCED INDEX SERIES     J.P. Morgan Investment Management, Inc.

    NIFTY FIFTY SERIES        Roger Engemann & Associates, Inc. ("Engemann")

    SENECA MID-CAP SERIES     Seneca Capital Management, LLC ("Seneca")

    SCHAFER MID-CAP SERIES    Schafer Capital Management, Inc.

    The investment adviser to the REAL ESTATE SERIES is Duff & Phelps Investment Management Co. ("DPIM").

    The investment adviser to the Asia Series is Phoenix-Aberdeen International Advisors LLC ("PAIA"). Pursuant to subadvisory agreements with the Fund, PAIA delegates certain investment decisions and research functions with respect to the Asia Series to PIC and Aberdeen Fund Managers, Inc.

    PIC, DPIM, Engemann and Seneca are indirect; less than wholly owned subsidiaries of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and Aberdeen Fund Managers, Inc.

    The other investment advisers are:

    WANGER ADVISORS TRUST       Wanger Asset Management, L.P.

    TPT ASSET ALLOCATION        Templeton Investment
    TPT INTERNATIONAL            Counsel, Inc.
    TPT STOCK

    TEMPLETON DEVELOPING        Templeton Asset Management,
     MARKETS                     Ltd.

    MUTUAL SHARES               Franklin Mutual Advisers, Inc.
     INVESTMENTS



SERVICES OF THE ADVISERS
    The Advisers continuously furnish an investment program for each Series and manage the investment and reinvestment of the assets of each Series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisers and subadvisers, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the Funds.


REINVESTMENT AND REDEMPTION
    All dividend distributions of the Fund are automatically reinvested in shares of the Fund at their net asset value on the date of distribution; all capital gains distributions of the Fund, if any, are likewise reinvested at the net asset value on the record date. Phoenix redeems Fund shares at their net asset value to the extent necessary to make payments under the Policy.


SUBSTITUTION OF INVESTMENTS


    Phoenix reserves the right, subject to compliance with the law to add additional series, delete existing series, or substitute one series for another. Phoenix in its sole discretion, will determine if and when to establish new Subaccounts. Similarly, Phoenix in its sole discretion will determine whether to make any new Subaccounts available to existing Policies.

    If the shares of any of the portfolios of the Fund should no longer be available for investment, or if in the judgment of Phoenix's management further investment in shares of any of the portfolios becomes inappropriate in view of the objectives of the Policy, then Phoenix may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the VUL Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the Policy Value of the Subaccount in which the substitution is to occur to another Subaccount without penalty.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
    Charges are deducted in connection with the Policy to compensate us for: (1) incurring expenses in distributing the Policy; (2) issuing the Policy; (3) premium and federal taxes incurred on premiums received; (4) providing the insurance benefits set forth in the Policy; and (5) assuming certain risks in connection with the Policy. The nature and amount of these charges are described more fully below.

    We may reduce or eliminate the following charges for Policies issued under group or sponsored arrangements: sales charge, issue expense charge, administrative charge and surrender charge. Generally, costs per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the Policies are purchased and other factors. The amount of reduction will be considered on a case-by-case basis and will reflect the reduced costs to us expected as a result of sales to a particular group or sponsored arrangement.

PREMIUM SALES CHARGE
    A charge is made to compensate us for the cost of selling the Policy. This cost includes registered representative's commissions, commission overrides, advertising, the printing of the Policy Prospectus and sales literature. The amount of the charge in any Policy Year cannot be specifically tied to sales expenses for that year. We expect to recover our total sales expenses over the period the Policy is In Force. To the extent that sales charges are insufficient to cover actual sales expenses, these expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the Policies, or from our general assets.

    The sales charge is assessed according to the following schedule:

    [diamond]  Policy Year One:              20% of premiums paid up to the
                                             first TAP

                                             5% of premiums in excess of the TAP

    [diamond]  Policy Years Two-Ten:         5% of premium

    [diamond]  Policy Years Eleven and over: 0% of premium

    The TAP is established at issue and is the greater of: (a) the level premium required to mature the Policy, computed at an interest rate of 6.5% assuming current mortality and expenses; and (b) $1,200.

MONTHLY DEDUCTION
    A charge is deducted monthly from the Policy Value ("monthly deduction") to pay:

[diamond]    issue expense charge

[diamond]    administrative charge

[diamond]    cost of insurance

[diamond]    cost of any rider benefits

    The monthly deduction is deducted on each Monthly Calculation Day. It is allocated among Subaccounts and the unloaned portion of the GIA based on the allocation schedule for monthly deductions specified by you in your application for a Policy or as you may later have changed it. If the value of a Subaccount or the unloaned portion of the GIA is insufficient to permit the withdrawal of the full monthly deduction, the remainder will be taken on a proportionate basis from the other Subaccounts and the unloaned portion of the GIA. The number of units deducted from any Subaccount (or unloaned portion of the GIA) will be determined by dividing the dollar amount of the monthly deduction by the value of a unit in that Subaccount on the Monthly Calculation Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself may vary in dollar amount from month to month.

[diamond]  ISSUE EXPENSE CHARGE. The issue expense charge is $600 and is to compensate Phoenix for underwriting and start-up expenses in connection with issuing a Policy. Rather than deduct the full amount at once, the issue charge is deducted in equal monthly installments of $50 over a 12-month period.

[diamond]  ADMINISTRATIVE CHARGE. A charge also is assessed to cover our variable administrative costs such as the preparation of billings, statements and mailings to Policyholders. The administrative charge is only assessed in Policy Years one through ten and varies by the Face Amount of the Policy as follows:

         o $20 per month for Policies with Face Amounts of less than or equal to $400,000;

         o $0.05 per $1,000 for Policies with Face Amounts of $400,001 up to $1,600,000; and

         o $80 per month for Policies with Face Amounts of greater than
           $1,600,000

[diamond]  COST OF INSURANCE. To compute the cost of insurance charge, we multiply the applicable cost of insurance rate by the difference between the death benefit selected and the Policy Value. Generally, cost of insurance rates are based on the sex, Attained Age and risk class of the Insureds. However, in certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly costs of insurance rates are based on our expectations of future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the Insureds' risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose Policies have been In Force for the same length of time. Your risk class may affect your cost of insurance rate. We currently place Insureds into a standard risk class or a risk class involving a higher mortality risk, depending upon the health of the Insureds as determined by medical information that we request. For otherwise identical Policies, Insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class also is divided into categories: smokers, nonsmokers and those who have never smoked. Nonsmokers will generally incur a lower cost of insurance than similarly situated Insureds who smoke.

PREMIUM TAXES
    Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, the taxes imposed by states on premiums range from 0.75% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by such states and any subdivision thereof, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from the Issue Premium, and from each subsequent premium payment.

FEDERAL TAX CHARGE
    A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.

MORTALITY AND EXPENSE RISK CHARGE
    We will deduct a daily charge from the VUL Account at an annual rate of 0.80% of the average daily net assets of the VUL Account to compensate for certain risks assumed in connection with the Policy. After the 15th Policy Year, a reduced annual rate of .25% will apply. This charge is not deducted from the GIA.

    The mortality risk assumed by us is that collectively Insureds may live for a shorter time than projected because of inaccuracies in that projecting process and, accordingly, that an aggregate amount of death benefits greater than that projected will be payable. The expense risk assumed is that expenses incurred in issuing and maintaining the Policies may exceed the limits on administrative charges set in the Policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of Policy loans, which may cause us to incur greater costs than expected when designing the Policies. To the extent we profit from this charge, we may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

INVESTMENT MANAGEMENT CHARGE
    As compensation for investment management services to the Funds, the Advisers are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series.

    These Fund charges and other expenses are reflected in the Funds' net asset values and are described more fully in the accompanying Fund prospectuses.

OTHER CHARGES
SURRENDER CHARGE
    During the first 10 Policy Years, there is a difference between the amount of Policy Value and the amount of Cash Surrender Value of the Policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped. These are contingent charges because they are paid only if the Policy is surrendered (or the Face Amount is reduced or the Policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

    During the first 10 Policy Years, the full surrender charge as described below will apply if you either surrender the Policy for its Cash Surrender Value or let the Policy lapse. The applicable surrender charge in any Policy Month is the full surrender charge minus any surrender charges that have been previously paid as a result of a partial surrender or a decrease in Face Amount. There is no surrender charge after the 10th Policy Year. During the first 10 Policy Years, the maximum surrender charge that you can pay while you own the Policy is equal to the percentage amount shown in the Surrender Charge Table below.

                             Surrender Charge Table
                             ----------------------
         SURRENDER             SURRENDER               SURRENDER
POLICY   CHARGE       POLICY   CHARGE      POLICY      CHARGE
MONTH    % OF TAP     MONTH    % OF TAP     MONTH      % OF TAP
-----     --------             --------     -          --------
1-70      100%         87      66%          104        32%
71        98%          88      64%          105        30%
72        96%          89      62%          106        28%
73        94%          90      60%          107        26%
74        92%          91      58%          108        24%
75        90%          92      56%          109        22%
76        88%          93      54%          110        20%
77        86%          94      52%          111        18%
78        84%          95      50%          112        16%
79        82%          96      48%          113        14%
80        80%          97      46%          114        12%
81        78%          98      44%          115        10%
82        76%          99      42%          116        8%
83        74%         100      40%          117        6%
84        72%         101      38%          118        4%
85        70%         102      36%          119        2%
86        68%         103      34%          120        0%

PARTIAL SURRENDER FEE
    A fee equal to the lesser of $25 or 2% of the amount withdrawn from the Policy is deducted from the Policy Value upon a partial surrender of the Policy to recover the actual costs of processing the partial surrender request. The assessment to each Subaccount or to the GIA will be made in the same manner as provided for the partial surrender amount paid. That is, the value of each Subaccount or the GIA will be reduced based on the allocation made at the time of the partial surrender. If no allocation request is made, the assessment to each Subaccount and to the GIA will be made in the same manner as provided for monthly deductions.


PARTIAL SURRENDER CHARGE
    A charge as described below is deducted from the Policy Value upon a partial surrender of the Policy. The charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the Policy Value). This amount is assessed against the Subaccounts or the GIA in the same manner as provided for with respect to the partial surrender amount paid.

    A partial surrender charge also is deducted from Policy Value upon a decrease in Face Amount. The charge is equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease).

TAXES
    Currently no charge is made to the VUL Account for federal income taxes that may be attributable to the VUL Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the VUL Account also may be made.


GENERAL PROVISIONS
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS
GENERAL

    Payment of any amount upon complete or partial surrender, Policy loan or benefits payable at death (in excess of the initial Face Amount) or maturity may be postponed: (1) for up to six months from the date of the request, for any transactions dependent upon the value of the GIA; (2) whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as decided by the SEC; or (3) whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VUL Account's net assets. Transfers also may be postponed under these circumstances.

PAYMENT BY CHECK
    Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.


THE CONTRACT
    The Policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the Policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the Policy.


SUICIDE
    If either of the Insureds commits suicide within two years after the Policy's Date of Issue, the Policy will stop and become void. We will pay you the Policy Value adjusted by the addition of any monthly deductions and other fees and charges, minus any Debt owed to us under the Policy.


INCONTESTABILITY
    We cannot contest this Policy or any attached rider after it has been In Force during the Insureds' lifetimes for two years from the Policy Date.

CHANGE OF OWNER OR BENEFICIARY
    The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the death of the last surviving Insured. If the named Beneficiary dies before the death of the last surviving Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the last surviving Insured, the death benefit payable under the Policy will be paid to you or your estate.


    As long as the Policy is In Force, the Policyowner and the Beneficiary may be changed by written request, satisfactory to us. A change in Beneficiary will take effect as of the date the notice is signed, whether or not the last surviving Insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
    The Policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.


MISSTATEMENT OF AGE OR SEX
    If the age or sex of either of the Insureds has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex of the Insureds.



SURPLUS
    You may share in divisible surplus of Phoenix to the extent decided annually by the Phoenix Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in the Subaccount's investment results.



PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry. Under this Policy, the death proceeds will be paid upon the death of the last surviving Insured.


    You may elect a payment option for payment of the death proceeds to the Beneficiary. You may do this only before the second death. You may revoke or change a prior election, unless such right has been waived. The Beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the Beneficiary.


    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    The minimum amount of surrender or death proceeds that may be applied under any payment option is $1,000.

    If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.


PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a Policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM.
    Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST.
    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD.
    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN.

    Equal installments are paid until the later of: (A) The death of the payee and (B) The end of the period certain. The first payment will be on the date of settlement. The period certain must be chosen when this option is elected. The periods certain that may be chosen are as follows: (A) Ten years; (B) Twenty years; (C) Until the installments paid refund the amount applied under this option; and if the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option. If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected. Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3 3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3 1/4% per year.

OPTION 5--LIFE ANNUITY.
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3 1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT.
    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN.

    The first payment will be on the date of settlement. Equal installments are paid until the latest of: (A) The end of the 10-year period certain; (B) The death of the Insured; and (C) The death of the other named annuitant. The other annuitant must be named when this option is elected and cannot later be changed. The other annuitant must have an attained age of at least 40. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3 3/8% per year.


    For additional information concerning the above payment options, see the Policy.


FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------
INTRODUCTION

    The ultimate effect of federal income taxes on values under the VUL Account and on the economic benefit to you or your Beneficiary depends on Phoenix's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the tax status of any Policy. The Internal Revenue Service (the "IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the Policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.



PHOENIX'S TAX STATUS
    Phoenix is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, neither the VUL Account nor the GIA is a separate entity from Phoenix and their operations form a part of Phoenix.


    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to Phoenix. Due to Phoenix's tax status under current provisions of the Code, no charge currently will be made to the VUL Account for Phoenix's federal income taxes, which may be attributable to the VUL Account. Phoenix reserves the right to make a deduction for taxes if the federal tax treatment of Phoenix is determined to be other than what Phoenix currently believes it to be, if changes are made affecting the tax treatment to Phoenix of variable life insurance contracts, or if changes occur in Phoenix's tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.


POLICY BENEFITS
DEATH BENEFIT PROCEEDS
    The Policy, whether or not it is a modified endowment contract (see the discussion on modified endowment contracts below), should be treated as meeting the definition of a life insurance contract for federal income tax purposes, under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the Beneficiary under Code Section 101(a)(1). Also, a Policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See, however, the sections below on possible taxation of amounts received under the Policy, via full surrender, partial surrender or loan.

    Code Section 7702 imposes certain conditions with respect to premiums received under a Policy. Phoenix intends to monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, Phoenix may return the excess premium, with interest, to the Policyowner within 60 days after the end of the Policy Year, and maintain the qualification of the Policy as life insurance for federal income tax purposes.

FULL SURRENDER
    Upon full surrender of a Policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a Policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
    If the Policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the Policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction, a Policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Phoenix suggests you consult with your tax adviser in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts.

LOANS
    Phoenix believes that any loan received under a Policy will be treated as indebtedness of a Policyowner. If the Policy is a modified endowment contract, loans are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the Policy is not a modified endowment contract, Phoenix believes that no part of any loan under a Policy will constitute income to a Policyowner.

    The deductibility by a Policyowner of loan interest under a Policy may be limited under Code Section 264, depending on circumstances. A Policyowner intending to fund premium payments through borrowing should consult a tax adviser with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.


BUSINESS-OWNED POLICIES
    If a business or a corporation owns the Policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned Policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.



MODIFIED ENDOWMENT CONTRACTS

GENERAL
    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Policies are modified endowment contracts if they meet the definition of life insurance, but fail the 7-pay test. This test essentially provides that the cumulative premiums paid under the Policy at any time during the Policy's first seven years cannot exceed the sum of the net level premiums that would have been paid on or before that time had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, a modified endowment contract includes any life insurance contract that is received in exchange for a modified endowment contract. Premiums paid during a Policy Year that are returned by Phoenix (with interest) within 60 days after the end of the Policy Year will not cause the Policy to fail the 7-pay test.

REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
    If there is a reduction in benefits during the first seven Policy Years, the premiums are redetermined for purposes of the 7-pay test as if the Policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven Policy Years.

DISTRIBUTIONS AFFECTED
    If a Policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the death benefit reduction takes effect and all subsequent Policy Years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the Policy satisfies the 7-pay test for seven years, distributions and loans generally will not be subject to the modified endowment contract rules.


PENALTY TAX
    Any amount taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions: (1) made on or after the taxpayer attains age 59 1/2; or (2) which are attributable to the taxpayer's disability (within the meaning of Code Section 72(m)(7)); or (3) which are part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his Beneficiary.


MATERIAL CHANGE RULES
    Any determination of whether the Policy meets the 7-pay test will begin again any time the Policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following two exceptions. First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven Policy Years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change. Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the Policy, this does not constitute a material change if (1) the cost-of-living determination period does not exceed the remaining premium payment period under the Policy, and (2) the cost-of-living increase is funded ratably over the remaining premium payment period of the Policy. A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the Policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the Policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same Policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the Policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax adviser should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.


LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES

    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a Policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the Policy, unless Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. Phoenix intends to comply with the limitations in calculating the premium it is permitted to receive from you.



QUALIFIED PLANS
    A Policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the Policy in conjunction with a qualified plan until you have consulted a competent pension consultant or tax adviser.


DIVERSIFICATION STANDARDS

    To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each Series of the Funds is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter that the Series assets be invested in no more than:

[diamond]    55% in any 1 investment

[diamond]    70% in any 2 investments

[diamond]    80% in any 3 investments

[diamond]    90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a Series as an asset of the VUL Account; therefore, each Series of the Fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in Treasury securities, and for purposes of determining whether assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.


    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the Policy may need to be modified to comply with such future Treasury announcements. For these reasons, Phoenix reserves the right to modify the Policy, as necessary, to prevent you from being considered the owner of the assets of the VUL Account.

    Phoenix intends to comply with the Diversification Regulations to assure that the Policies continue to qualify as a life insurance contract for federal income tax purposes.


CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the Policyowner, or one or both of the Insureds or an exchange or assignment of the Policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the Policies relate to the same Insureds. If the surrendered Policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. Phoenix recommends that any person contemplating such actions seek the advice of a qualified tax consultant.


OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. We do not make any representations or guarantees regarding the tax consequences of any Policy with respect to these types of taxes.


VOTING RIGHTS
--------------------------------------------------------------------------------
THE FUNDS

    We will vote the Funds' shares held by the Subaccounts at any regular and special meetings of shareholders of the Funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we decide that we are permitted to vote the Funds' shares at our own discretion, we may elect to do so.


    The number of votes that you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.


    Funds' shares held in a Subaccount for which no timely instructions are received, and Funds' shares which are not otherwise attributable to Policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.


    You will receive proxy materials, reports and other materials related to the Funds.


    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policies or the Investment Adviser of the Funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a Series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policyowners.


PHOENIX
    You (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all Phoenix policyholders for the election of members of the Board of Directors of Phoenix and on other corporate matters, if any, where a policyholder's vote is taken. At meetings of all the Phoenix policyholders, you (or payee) may cast only one vote as the holder of a Policy, irrespective of Policy Value or the number of the Policies you hold.



THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX
-------------------------------------------------------------------------------
    Phoenix is managed by its Board of Directors, the members of which are elected by its Policyholders, including Owners of the Policies. See "Voting Rights."

    The following are the Directors and Executive Officers of Phoenix:

DIRECTORS                    PRINCIPAL OCCUPATION

Sal H. Alfiero               Chairman and Chief Executive
                             Officer, Mark IV Industries, Inc.
                             Amherst, New York

J. Carter Bacot              Chairman and Chief Executive
                             Officer, The Bank of New York
                             New York, New York

Carol H. Baldi               President, Carol H. Baldi, Inc.
                             New York, New York

Richard H. Booth             Executive Vice President,
                             Strategic Development, Phoenix
                             Home Life Mutual Insurance
                             Company, Hartford, Connecticut;
                             formerly President, Travelers
                             Insurance Company

Peter C. Browning            President and Chief Operating
                             Officer, Sonoco Products Company
                             Hartsville, South Carolina

Arthur P. Byrne              Chairman, President and Chief
                             Executive Officer,
                             The Wiremold Company
                             West Hartford, Connecticut

Richard N. Cooper            Professor of International
                             Economics, Harvard University;
                             formerly Chairman, National
                             Intelligence Council, Central
                             Intelligence Agency
                             McLean, Virginia

Gordon J. Davis, Esq.        Partner, LeBoeuf, Lamb, Greene &
                             MacRae; formerly Partner, Lord,
                             Day & Lord, Barret Smith
                             New York, New York

Robert W. Fiondella          Chairman of the Board, President
                             and Chief Executive Officer,
                             Phoenix Home Life Mutual Insurance
                             Company
                             Hartford, Connecticut

Jerry J. Jasinowski          President, National Association of
                             Manufacturers
                             Washington, D.C.

John W. Johnstone            Chairman, President and Chief
                             Executive Officer, Olin
                             Corporation
                             Norwalk, Connecticut

Marilyn E. LaMarche          Limited Managing Director,
                             Lazard Freres & Company
                             New York, New York

Philip R. McLoughlin         Executive Vice President and Chief
                             Investment Officer, Phoenix Home
                             Life Mutual Insurance Company
                             Hartford, Connecticut

Indra K. Nooyi               Senior Vice President,
                             PepsiCo, Inc.
                             Purchase, New York


Robert F. Vizza              President and Chief Executive
                             Officer, St. Francis Hospital
                             Roslyn, New York

Robert G. Wilson             Chairman and Chief Financial
                             Officer, Lending Tree, Inc.,
                             Charlotte, North Carolina;
                             Chairman and President,
                             Ziani International Capital, Inc.,
                             Miami, Florida; formerly General
                             Partner, Goldman Sachs & Company,
                             New York, New York;
                             Vice Chairman, Carter Kaplan &
                             Company, Richmond, Virginia; and
                             Chairman and Chief Executive
                             Officer, Ecologic Waste Services,
                             Inc., Miami, Florida

Dona D. Young                Executive Vice President,
                             Individual Insurance and General
                             Counsel
                             Phoenix Home Life Mutual Insurance
                             Company, Hartford, Connecticut

EXECUTIVE OFFICERS           PRINCIPAL OCCUPATION

Robert W. Fiondella          Chairman of the Board, President
                             and Chief Executive Officer

Richard H. Booth             Executive Vice President,
                             Strategic Development

Carl T. Chadburn             Executive Vice President

Philip R. McLoughlin         Executive Vice President and Chief
                             Investment Officer

David W. Searfoss            Executive Vice President and Chief
                             Financial Officer

Dona D. Young                Executive Vice President,
                             Individual Insurance and General
                             Counsel

Kelly J. Carlson             Senior Vice President, Business
                             Practices

Robert G. Chipkin            Senior Vice President and
                             Corporate Actuary

Martin J. Gavin              Senior Vice President,
                             Trust Operations

Randall C. Giangiulio        Senior Vice President,
                             Group Life and Health

Edward P. Hourihan           Senior Vice President,
                             Information Systems

Joseph E. Kelleher           Senior Vice President,
                             Underwriting and Operations

Robert G. Lautensack, Jr.    Senior Vice President,
                             Individual Line Financial

Maura L. Melley              Senior Vice President,
                             Public Affairs

Scott C. Noble               Senior Vice President

David R. Pepin               Senior Vice President

Robert E. Primmer            Senior Vice President,
                             Distribution and Sales

Frederick W. Sawyer, III     Senior Vice President

Simon Y. Tan                 Senior Vice President, Market and
                             Product Development


Anthony J. Zeppetella        Senior Vice President,
                             Corporate Portfolio Management


Walter H. Zultowski          Senior Vice President, Marketing
                             and Market Research; formerly
                             Senior Vice President,
                             LIMRA International,
                             Hartford, Connecticut

    The above positions reflect the last held position in the organization.

SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
--------------------------------------------------------------------------------

    Phoenix holds the assets of the VUL Account. The assets of the VUL Account are kept physically segregated and held separate and apart from the General Account of Phoenix. Phoenix maintains records of all purchases and redemptions of shares of the Fund.


SALES OF POLICIES
-------------------------------------------------------------------------------
    Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("W.S. Griffith"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. W.S. Griffith, an indirect subsidiary of Phoenix, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the Policies. PEPCO is an indirect subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), in which Phoenix owns a majority interest. Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell Policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments received by Phoenix under these Policies. Phoenix will pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the Policies is less than the sales commissions paid with respect to the Policies, Phoenix will pay the shortfall from its General Account assets, which will include any profits it may derive under the Policies.


STATE REGULATION
--------------------------------------------------------------------------------
    Phoenix is subject to the provisions of the New York insurance laws applicable to mutual life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of Phoenix includes certain limitations on the investments that it may make, including investments for the VUL Account and the GIA. It does not include, however, any supervision over the investment policies of the VUL Account.


REPORTS
-------------------------------------------------------------------------------
    All Policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The VUL Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on the ability of Phoenix to meet its obligations under the Policies.

LEGAL MATTERS
--------------------------------------------------------------------------------

    Edwin L. Kerr, Counsel of Phoenix, has passed upon the organization of Phoenix, its authority to issue variable life insurance Policies and the validity of the Policy. Jorden Burt Boros Cicchetti Berenson & Johnson, LLP have passed upon legal matters relating to the federal securities and income tax laws for Phoenix.



REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This Prospectus is a summary of the contents of the Policy and other legal documents and does not contain all the information set forth in the Registration Statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the VUL Account, Phoenix and the Policy.



YEAR 2000 ISSUE
-------------------------------------------------------------------------------

    Many existing computer programs use only two digits to identify the year in a date field. This is commonly referred to as the "Year 2000 Issue." Companies must consider the impact of the upcoming change in the century on their computer systems. The Year 2000 Issue, if not adequately addressed, could result in computer system failures or miscalculations causing disruptions of operations and the possible inability of companies to process transactions. We believe that the Year 2000 Issue is an important business priority requiring careful analysis of every business system to be assured that all information systems applications are century compliant.


    We have been addressing the Year 2000 Issue in earnest since 1995 when, with consultants, a comprehensive inventory and assessment of all business systems, including those of its subsidiaries, was conducted. We have identified and are now actively pursuing a number of strategies to address the issue, including:

[diamond]  upgrading systems with compliant versions;

[diamond]  developing or acquiring new systems to replace those that are obsolete;

[diamond]  and remediating existing systems by converting code or hardware.

    Based on current assessments, we expect to have our computer systems compliant by the end of 1998, with testing to continue through 1999. In addition, Phoenix is examining the status of its third-party vendors, obtaining assurances that their software and hardware products will be century compliant by 1999.



FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The consolidated financial statements of Phoenix contained herein should be considered only as bearing upon Phoenix's ability to meet its obligations under the Policy, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of the VUL Account are for the Subaccounts available as of the period ended December 31, 1998.

    APPENDIX A

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE. FOR THIS INFORMATION SEE APPENDIX C "ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES." Performance information may be expressed as yield and effective yield of the Money Market Subaccount, as yield of the Multi-Sector Subaccount and as total return of any Subaccount. Current yield for the Money Market Subaccount will be based on the income earned by the Subaccount over a given seven-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the Mortality and Expense Risk charge on the VUL Account level.

    Yield calculations of the Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a seven-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this seven-day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Money Market Subaccount based on a seven-day period ending December 31, 1998.


Example:

Assumptions:

Value of hypothetical pre-existing account with
exactly one unit
   at the beginning of the period:................
Value of the same account (excluding capital
changes) at the
  end of the seven-day period:....................
Calculation:                                               [To be filed by
  Ending account value ...........................          Amendment]
  Less beginning account value ...................
  Net change in account value ....................
Base period return:
  (adjusted change/beginning account value) ......
Current yield = return x (365/7) = ...............
Effective yield = [(1 + return)365/7] - 1 = ......

    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the VUL Account level.

    For the Multi-Sector Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

    When a Subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the Mortality and Expense Risk, Issue Expense and Monthly Administrative Charges.

    For those Subaccounts within the VUL Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    The following performance tables display historical investment results of the Subaccounts of the VUL Account. This information may be useful in helping potential investors in deciding which Subaccounts to choose and in assessing the competence of the investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the Subaccounts and market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return of the Subaccounts are not guaranteed and will fluctuate. Below are quotations of average annual total return calculated as described above for all Subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.

                                                                         Average Annual Total Return
                                                                         ---------------------------
                                                                         for the Period Ended 12/31/98
                                                             ------------------------------------------------------
Subaccount                                  Inception Date    1 Year     5 Years      10 Years    Since Inception
----------                                  --------------    ------     -------      --------    ---------------
Aberdeen New Asia........................      9/17/96
Balanced.................................       5/1/92
Engemann Nifty Fifty.....................       3/2/98
Growth...................................       1/1/83
International............................       5/1/90
Money Market.............................      10/10/82
Mutual Shares Investments................      11/2/98
Phoenix Growth & Income..................       3/2/98
Phoenix Value Equity.....................       3/2/98
Real Estate Securities...................       5/1/95
Research Enhanced Index..................      7/15/97
Schafer Mid-Cap Value....................       3/2/98
Seneca Mid-Cap Growth....................       3/2/98
Strategic Allocation.....................      9/17/84                    [To be filed by Amendment]
Strategic Theme..........................      1/29/96
Templeton Asset Allocation...............      11/28/88
Templeton Developing Markets.............      9/15/96
Templeton International..................       5/1/92
Templeton Stock..........................      11/4/88
Wanger Foreign Forty.....................       2/1/99
Wanger International Small Cap...........       5/1/95
Wanger Twenty............................       2/1/99
Wanger U.S. Small Cap....................       5/1/95

    Advertisements, sales literature and other communications may contain information about any Series' or Adviser's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the Series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a Series' portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

    Occasionally, The VUL Account may include in advertisements containing total return, the ranking of those performance figures relating to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as:

    Lipper Analytical Services, Inc.       Morningstar, Inc.
    CDA Investment Technologies, Inc.      Weisenberger Financial Services, Inc.

    Additionally, the Funds may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as:

    Changing Times                         Forbes
    Fortune                                Money
    Barrons                                Business Week
    Investor's Business Daily              The Stanger Register
    Stanger's Investment Adviser           The Wall Street Journal
    The New York Times                     Consumer Reports
    Registered Representative              Financial Planning
    Financial Services Weekly              Financial World
    U.S. News and World Report             Standard & Poor's
    The Outlook                            Personal Investor

    The Funds may occasionally illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance such as:

    S&P 500                                Dow Jones Industrial Average
    Europe Australia Far East Index (EAFE) Consumers Price Index
    Shearson Lehman Corporate Index        Shearson Lehman T-Bond Index

    The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 70-80% of the market value of all issues traded on the NYSE.

     The Funds' Annual Reports, available upon request and without charge, contain a discussion of the performance of the Funds and a comparison of that performance to a securities market index.

                                                          ANNUAL TOTAL RETURN*

------------------------------------------------------------------------------------------------------------------------------------
                                1983  1984  1985  1986  1987  1988  1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
                                ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
------------------------------------------------------------------------------------------------------------------------------------
Aberdeen New Asia
------------------------------------------------------------------------------------------------------------------------------------
Balanced
------------------------------------------------------------------------------------------------------------------------------------
Engemann Nifty Fifty
------------------------------------------------------------------------------------------------------------------------------------
Growth
------------------------------------------------------------------------------------------------------------------------------------
International
------------------------------------------------------------------------------------------------------------------------------------
Money Market
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Investments                                      [To be filed by Amendment]
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Growth & Income
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Value Equity
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities
------------------------------------------------------------------------------------------------------------------------------------
Research Enhanced Index
------------------------------------------------------------------------------------------------------------------------------------
Schafer Mid-Cap Value
------------------------------------------------------------------------------------------------------------------------------------
Seneca Mid-Cap Growth
------------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation
------------------------------------------------------------------------------------------------------------------------------------
Strategic Theme
------------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Allocation
------------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets
------------------------------------------------------------------------------------------------------------------------------------
Templeton International
------------------------------------------------------------------------------------------------------------------------------------
Templeton Stock
------------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap
------------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty
------------------------------------------------------------------------------------------------------------------------------------
Wanger US Small Cap
------------------------------------------------------------------------------------------------------------------------------------

* Sales Charges have not been deducted from the Annual Total Return. ** From Inception.

THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

APPENDIX B

THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------

    Contributions to the GIA under the Policy and transfers to the GIA become part of the Phoenix General Account (the "General Account"), which supports insurance and annuity obligations. Because of exemptions and exclusions set forth in the federal securities laws, interest in the General Account has not been registered under the 1933 Act nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interest it is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the SEC has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


    The General Account is made up of all of the general assets of Phoenix other than those allocated to any separate account. Premium payments will be allocated to the GIA and, therefore, the General Account, as elected by the Policyowner at the time of purchase or as subsequently changed. Phoenix will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix and the contracts participating in the General Account, in accordance with the terms of such contracts.

    Investment income from the General Account allocated to Phoenix includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

    The amount of investment income allocated to the Policies will vary from year to year in the sole discretion of Phoenix. However, Phoenix guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the unloaned portion of the GIA. The loaned portion of the GIA will be credited interest at an effective annual rate of 2% (4% on Policies issued in New York). Phoenix may credit interest at a rate in excess of 4% per year; however, it is not obligated to credit any interest in excess of 4% per year.


    Biweekly, Phoenix will set the excess interest rate, if any, that will apply to amounts deposited to the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guaranteed period has just ended will be the same rate as is applied to new deposits allocated at that time to the GIA. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.


    Excess interest, if any, will be determined by Phoenix based on information as to expected investment yields. Some of the factors that Phoenix may consider in determining whether to credit interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    Phoenix is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various Policyholders and Contract Owners.


    Excess interest, if any, will be credited on the GIA Policy Value. Phoenix guarantees that, at all times, the GIA Policy Value will not be less than the amount of premium payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which Phoenix may credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes, deducted from the GIA, and less any amounts surrendered or loaned. If the Policyowner surrenders the Policy, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge. See "Deductions and Charges."



IN GENERAL, YOU CAN MAKE ONLY ONE TRANSFER PER YEAR FROM THE GIA. THE AMOUNT THAT CAN BE TRANSFERRED OUT IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE POLICY VALUE IN THE GIA AS OF THE DATE OF THE TRANSFER. IF YOU ELECT THE SYSTEMATIC TRANSFER PROGRAM, APPROXIMATELY EQUAL AMOUNTS MAY BE TRANSFERRED OUT OF THE GIA. ALSO, THE TOTAL POLICY VALUE ALLOCATED TO THE GIA MAY BE TRANSFERRED OUT OF THE GIA TO ONE OR MORE OF THE SUBACCOUNTS OF THE VUL ACCOUNT OVER A CONSECUTIVE FOUR-YEAR PERIOD ACCORDING TO THE FOLLOWING SCHEDULE:


                      YEAR ONE: 25% of the value of the GIA

                      YEAR TWO: 33% of the remaining value

                      YEAR THREE: 50% of the remaining value

                      YEAR FOUR: 100% of the remaining value

APPENDIX C

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES") AND CASH SURRENDER VALUES
--------------------------------------------------------------------------------
    The tables on the following pages illustrate how a Policy's death benefits, account values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The Policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0% to 12% over a period of years but went above or below those figures in individual Policy Years. The Policy benefits also will differ, depending on your premium allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0% to 12% but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk Insureds who have never smoked. Account values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the Policy Value and the Cash Surrender Value in the first 10 years is the surrender charge. Tables are included for death benefit Option 1 and Option 2. Tables also are included to reflect the blended cost of insurance charge applied under a Multiple Life Policy.

    The death benefit, account value and Cash Surrender Value amounts reflect the following current charges:

1.   Issue charge of $600.

2. Monthly administrative charge of $20 per month. ($20 per month for Face Amounts of less than or equal to $400,000; $0.05 per thousand for Face Amounts of $400,001 up to $1,600,000; and $80 per month for Face Amounts over $1,600,000.)

3.   Premium tax charge of 2.25%.

4.   A federal tax charge of 1.5%.

5. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policies. (See "Charges and Deductions--Cost of Insurance.")

6. Mortality and expense risk charge, which is a daily charge equivalent to .80% on an annual basis (.25% on an annual basis after the 15th Policy
     Year), against the VUL Account for mortality and expense risks. (See "Charges and Deductions--Mortality and Expense Risk Charge.")


     These illustrations also assume an average investment advisory fee of .76% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .28%. Management may decide to limit the amount of expense reimbursement in the future. If this reimbursement had not been in place for the fiscal year ended December 31, 1998, average total operating expenses for the Series would have been approximately 1.17% of the average net assets. (See "Charges and Deductions--Investment Management Charge.")

    Taking into account the mortality and expense risk charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.83%, 4.12% and 10.08%, respectively (applicable for the first 15 Policy Years for Single Life Policies and -1.29%, 4.70% and 10.68%, respectively, after the 15th Policy Year for Single Life Policies). For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 6% rate.

    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deductions--Other Charges--Taxes.")


    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

    On request, we will furnish the Policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY        PAGE 1 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $250,000
FEMALE 35 NEVERSMOKE                              INITIAL ANNUAL PREMIUM: $1,200

                   ESTATE EDGE -- A FLEXIBLE PREMIUM VARIABLE
                    UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                            ASSUMING CURRENT CHARGES

                                             CASH                            CASH                              CASH
          ASSUMED     PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
          PREMIUM     ACCUM.       VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR     PAYMENTS    @ 5.0%       @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
--------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
       1      1,200      1,260         67          0    250,000         94          0    250,000        122          0    250,000
       2      1,200      2,583        903          0    250,000        993          0    250,000      1,087          0    250,000
       3      1,200      3,972      1,723        523    250,000      1,928        728    250,000      2,148        948    250,000
       4      1,200      5,431      2,528      1,328    250,000      2,902      1,702    250,000      3,316      2,116    250,000
       5      1,200      6,962      3,319      2,119    250,000      3,916      2,716    250,000      4,602      3,402    250,000

       6      1,200      8,570      4,095      2,943    250,000      4,971      3,819    250,000      6,018      4,866    250,000
       7      1,200     10,259      4,856      3,992    250,000      6,070      5,206    250,000      7,575      6,711    250,000
       8      1,200     12,032      5,603      5,027    250,000      7,213      6,637    250,000      9,289      8,713    250,000
       9      1,200     13,893      6,336      6,048    250,000      8,403      8,115    250,000     11,175     10,887    250,000
      10      1,200     15,848      7,054      7,054    250,000      9,642      9,642    250,000     13,251     13,251    250,000

      11      1,200     17,901      8,056      8,056    250,000     11,238     11,238    250,000     15,854     15,854    250,000
      12      1,200     20,056      9,038      9,038    250,000     12,900     12,900    250,000     18,718     18,718    250,000
      13      1,200     22,318     10,000     10,000    250,000     14,628     14,628    250,000     21,869     21,869    250,000
      14      1,200     24,694     10,944     10,944    250,000     16,427     16,427    250,000     25,337     25,337    250,000
      15      1,200     27,189     11,869     11,869    250,000     18,297     18,297    250,000     29,152     29,152    250,000

      16      1,200     29,808     12,845     12,845    250,000     20,355     20,355    250,000     33,534     33,534    250,000
      17      1,200     32,559     13,805     13,805    250,000     22,506     22,506    250,000     38,382     38,382    250,000
      18      1,200     35,447     14,750     14,750    250,000     24,755     24,755    250,000     43,744     43,744    250,000
      19      1,200     38,479     15,677     15,677    250,000     27,106     27,106    250,000     49,676     49,676    250,000
      20      1,200     41,663     16,588     16,588    250,000     29,561     29,561    250,000     56,236     56,236    250,000

    @ 65      1,200     83,713     24,919     24,919    250,000     64,554     64,554    250,000    195,305    195,305    250,000

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 33.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.84% for 15 years, 1.29% thereafter (includes mortality and expense risk charge of 0.8% for fifteen years, then 0.25% and average fund operating expenses of 1.04% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY        PAGE 2 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $250,000
FEMALE 35 NEVERSMOKE                              INITIAL ANNUAL PREMIUM: $1,200

                   ESTATE EDGE -- A FLEXIBLE PREMIUM VARIABLE
                    UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                            ASSUMING GUARANTEED CHARGES

                                             CASH                            CASH                              CASH
          ASSUMED     PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
          PREMIUM     ACCUM.       VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR     PAYMENTS    @ 5.0%       @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
--------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
        1      1,200      1,260         66          0    250,000         93          0    250,000        121          0    250,000
        2      1,200      2,583        900          0    250,000        990          0    250,000      1,084          0    250,000
        3      1,200      3,972      1,718        518    250,000      1,922        722    250,000      2,142        942    250,000
        4      1,200      5,431      2,518      1,318    250,000      2,890      1,690    250,000      3,304      2,104    250,000
        5      1,200      6,962      3,301      2,101    250,000      3,896      2,696    250,000      4,581      3,381    250,000

        6      1,200      8,570      4,068      2,916    250,000      4,941      3,789    250,000      5,984      4,832    250,000
        7      1,200     10,259      4,817      3,953    250,000      6,025      5,161    250,000      7,525      6,661    250,000
        8      1,200     12,032      5,548      4,972    250,000      7,151      6,575    250,000      9,217      8,641    250,000
        9      1,200     13,893      6,262      5,974    250,000      8,317      8,029    250,000     11,074     10,786    250,000
       10      1,200     15,848      6,957      6,957    250,000      9,527      9,527    250,000     13,114     13,114    250,000

       11      1,200     17,901      7,930      7,930    250,000     11,088     11,088    250,000     15,672     15,672    250,000
       12      1,200     20,056      8,878      8,878    250,000     12,706     12,706    250,000     18,480     18,480    250,000
       13      1,200     22,318      9,799      9,799    250,000     14,382     14,382    250,000     21,563     21,563    250,000
       14      1,200     24,694     10,694     10,694    250,000     16,117     16,117    250,000     24,947     24,947    250,000
       15      1,200     27,189     11,561     11,561    250,000     17,913     17,913    250,000     28,661     28,661    250,000

       16      1,200     29,808     12,468     12,468    250,000     19,878     19,878    250,000     32,919     32,919    250,000
       17      1,200     32,559     13,346     13,346    250,000     21,921     21,921    250,000     37,616     37,616    250,000
       18      1,200     35,447     14,194     14,194    250,000     24,040     24,040    250,000     42,800     42,800    250,000
       19      1,200     38,479     15,007     15,007    250,000     26,237     26,237    250,000     48,517     48,517    250,000
       20      1,200     41,663     15,782     15,782    250,000     28,510     28,510    250,000     54,825     54,825    250,000

     @ 65      1,200     83,713     19,797     19,797    250,000     57,793     57,793    250,000    186,677    186,677    250,000

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 39.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.84% for 15 years, 1.29% thereafter (includes mortality and expense risk charge of 0.8% for fifteen years, then 0.25% and average fund operating expenses of 1.04% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY        PAGE 1 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $250,000
FEMALE 35 NEVERSMOKE                              INITIAL ANNUAL PREMIUM: $1,200

                   ESTATE EDGE -- A FLEXIBLE PREMIUM VARIABLE
                    UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                            ASSUMING CURRENT CHARGES

                                             CASH                            CASH                              CASH
          ASSUMED     PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
          PREMIUM     ACCUM.       VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR     PAYMENTS    @ 5.0%       @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
--------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
        1      1,200      1,260         67          0    250,067         94          0    250,095        122          0    250,123
        2      1,200      2,583        902          0    250,903        992          0    250,993      1,086          0    251,087
        3      1,200      3,972      1,723        523    251,723      1,928        728    251,928      2,148        948    252,148
        4      1,200      5,431      2,528      1,328    252,529      2,902      1,702    252,902      3,316      2,116    253,317
        5      1,200      6,962      3,319      2,119    253,319      3,915      2,715    253,916      4,602      3,402    254,603

        6      1,200      8,570      4,095      2,943    254,095      4,971      3,819    254,971      6,017      4,865    256,018
        7      1,200     10,259      4,856      3,992    254,856      6,069      5,205    256,070      7,575      6,711    257,575
        8      1,200     12,032      5,603      5,027    255,603      7,213      6,637    257,213      9,289      8,713    259,289
        9      1,200     13,893      6,335      6,047    256,336      8,403      8,115    258,403     11,175     10,887    261,175
       10      1,200     15,848      7,054      7,054    257,054      9,641      9,641    259,641     13,250     13,250    263,250

       11      1,200     17,901      8,055      8,055    258,055     11,237     11,237    261,238     15,852     15,852    265,853
       12      1,200     20,056      9,037      9,037    259,037     12,898     12,898    262,899     18,716     18,716    268,716
       13      1,200     22,318      9,999      9,999    260,000     14,627     14,627    264,627     21,867     21,867    271,867
       14      1,200     24,694     10,943     10,943    260,943     16,424     16,424    266,425     25,333     25,333    275,334
       15      1,200     27,189     11,867     11,867    261,867     18,294     18,294    268,295     29,147     29,147    279,147

       16      1,200     29,808     12,842     12,842    262,842     20,351     20,251    270,351     33,527     33,527    283,527
       17      1,200     32,559     13,802     13,802    263,802     22,500     22,500    272,501     38,371     38,371    288,371
       18      1,200     35,447     14,745     14,745    264,745     24,747     24,747    274,748     43,729     43,729    293,729
       19      1,200     38,479     15,671     15,671    265,672     27,094     27,094    277,095     49,653     49,653    299,654
       20      1,200     41,663     16,579     16,579    266,580     29,546     29,546    279,546     56,205     56,205    306,205

     @ 65      1,200     83,713     24,786     24,786    274,786     64,181     64,181    314,181    194,122    194,122    444,123

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 33.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.84% for 15 years, 1.29% thereafter (includes mortality and expense risk charge of 0.8% for fifteen years, then 0.25% and average fund operating expenses of 1.04% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY        PAGE 2 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $250,000
FEMALE 35 NEVERSMOKE                              INITIAL ANNUAL PREMIUM: $1,200

                   ESTATE EDGE -- A FLEXIBLE PREMIUM VARIABLE
                    UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                            ASSUMING GUARANTEED CHARGES

                                             CASH                            CASH                              CASH
          ASSUMED     PREMIUM     ACCOUNT  SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
          PREMIUM     ACCUM.       VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR     PAYMENTS    @ 5.0%       @ 0%      @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
--------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
        1      1,200      1,260         66          0    250,067         93          0    250,094        121          0    250,122
        2      1,200      2,583        900          0    250,901        990          0    250,990      1,084          0    251,084
        3      1,200      3,972      1,717        517    251,718      1,922        722    251,922      2,142        942    252,142
        4      1,200      5,431      2,518      1,318    252,518      2,890      1,690    252,891      3,304      2,104    253,304
        5      1,200      6,962      3,301      2,101    253,301      3,896      2,696    253,896      4,581      3,381    254,581

        6      1,200      8,570      4,067      2,915    254,068      4,940      3,788    254,941      5,983      4,831    255,984
        7      1,200     10,259      4,816      3,952    254,817      6,024      5,160    256,025      7,523      6,659    257,524
        8      1,200     12,032      5,547      4,971    255,548      7,149      6,573    257,149      9,215      8,639    259,215
        9      1,200     13,893      6,260      5,972    256,260      8,314      8,026    258,315     11,071     10,783    261,071
       10      1,200     15,848      6,954      6,954    256,955      9,523      9,523    259,523     13,109     13,109    263,109

       11      1,200     17,901      7,926      7,926    257,927     11,082     11,082    261,083     15,664     15,664    265,664
       12      1,200     20,056      8,872      8,872    258,873     12,698     12,698    262,698     18,468     18,468    268,468
       13      1,200     22,318      9,792      9,792    259,793     14,370     14,370    264,371     21,545     21,545    271,545
       14      1,200     24,694     10,685     10,685    260,685     16,101     16,101    266,102     24,921     24,921    274,921
       15      1,200     27,189     11,548     11,548    261,549     17,891     17,891    267,891     28,624     28,624    278,624

       16      1,200     29,808     12,450     12,450    262,451     19,848     19,848    269,849     32,865     32,865    282,866
       17      1,200     32,559     13,323     13,323    263,324     21,879     21,879    271,880     37,541     37,541    287,542
       18      1,200     35,447     14,164     14,164    264,164     23,984     23,984    273,985     42,694     42,694    292,694
       19      1,200     38,479     14,968     14,968    264,968     26,162     26,162    276,162     48,370     48,370    298,371
       20      1,200     41,663     15,731     15,731    265,732     28,411     28,411    278,411     54,621     54,621    304,622

     @ 65      1,200     83,713     19,265     19,265    269,265     56,180     56,180    306,181    181,332    181,332    431,333

Based on 0% interest rate and guaranteed charges, the policy will lapse in year 38.

Death benefit, account value, and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed premium payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.84% for 15 years, 1.29% thereafter (includes mortality and expense risk charge of 0.8% for fifteen years, then 0.25% and average fund operating expenses of 1.04% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

    Phoenix Home Life Mutual
    Insurance Company

    Consolidated Financial Statements
    December 31, 1998 and 1997


    (To be filed by Amendment)

         Phoenix Home Life
         Variable Universal Life Account
         Financial Statements
         December 31, 1998


         (To be filed by Amendment)

                           PART II. OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                              RULE 484 UNDERTAKING

    Section 723 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

    Article VI Section 6.1 of the By-Laws of Phoenix Home Life provides that:
"To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person ... is or was a Director or Officer of the Company; or ... serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and also is or was a Director or Officer of the Company ... The Company shall also indemnify any [such] person ... by reason of the fact that such person or such person's testator or intestate is or was an employee or agent of the Company ...."

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

              REPRESENTATION PURSUANT TO SECTION 26(E)(2)(A) UNDER
                      THE INVESTMENT COMPANY ACT OF 1940.

    Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended, Phoenix Home Life Mutual Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Home Life Mutual Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Form S-6 Registration Statement comprises the following papers and documents:

    The facing sheet.

    The cross-reference sheet to Form N-8B-2.


    The Prospectus describing Phoenix Home Life Mutual Insurance Company Policy Form V602 and riders thereto, "Estate Edge," consisting of 35 pages.


    The undertaking to file reports.

    The Rule 484 undertaking.

    Representation Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940.

    The signature page.

    The powers of attorney were filed via Edgar with registrant's Post-Effective Amendment No. 1 on February 28, 1998 and are incorporated herein by reference.

    Written consents of the following persons:

         (a)  Edwin L. Kerr, Esq.*

         (b)  Jorden Burt Boros Cicchetti Berenson & Johnson LLP*

         (c)  Price Waterhouse, LLP*

         (d)  Paul M. Fischer, F.S.A.*

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

    A. (1) Resolution of the Board of Directors of Depositor establishing the VUL Account is incorporated herein by reference to Registration Statement on Form S-6, Registration No. 33-23251, filed on July 21, 1988.

         (2)  Not Applicable.

         (3)  Distribution of Policies:

              (a) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated December 31, 1996, filed via Edgar with Registrant's Registration Statement on Form S-6 filed on March 12, 1997.

              (b) Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies, filed via Edgar with Pre-Effective Amendment No. 1 on September 10, 1997.

              (c)  Not Applicable.

         (4)  Not Applicable.

         (5)  Specimen Policies with optional riders.

              Flexible Premium Variable Universal Life Insurance Policy Form Number V602 of Depositor, filed via Edgar with Pre-Effective Amendment No. 1 on September 10, 1997.

         (6) (a) Charter of Phoenix Home Life Mutual Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 12 to Form S-6, Registration No. 33-23251, filed on February 13, 1996.

             (b) By-Laws of Phoenix Home Life Mutual Insurance Company is
                 incorporated herein by reference to Post-Effective Amendment No. 12 to Form S-6, Registration No. 33-23251, filed on February 13, 1996.

         (7)  Not Applicable.

         (8)  Not Applicable.

         (9)  Not Applicable.

         (10) Form of application for Estate Edge, filed via Edgar with Pre-Effective Amendment No. 1, filed on September 10, 1997.

         (11) Memorandum describing transfer and redemption procedures and method of computing adjustments in payments and cash values upon conversion to fixed benefit policies, filed via Edgar with Registrant's Registration Statement on Form S-6 filed on March 12, 1997.

  2. Opinion of Edwin L. Kerr, Esq., Counsel of Depositor as to the legality of the securities being registered, filed via Edgar with Pre-Effective Amendment No. 2 on September 15, 1997 and incorporated herein by reference.

  3. Not Applicable. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

  4.  Not Applicable.

  5.  Not Applicable.

  6.  Consent of Jorden Burt Boros Cicchetti Berenson & Johnson, LLP.*

  7.  Consent of Price Waterhouse, LLP.*

  8.  Consent of Edwin L. Kerr, Esq.*

  9.  Consent of Paul M. Fischer, F.S.A., CLU, ChFC*

  --------------


  * To be filed by Amendment.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Phoenix Home Life Variable Universal Life Account certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut on the 28th day of January, 1999.


                         PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         -------------------------------------------------
                                           (Registrant)


                         By:  PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                              ------------------------------------------
                                              (Depositor)

                         By:            /s/ Dona D. Young
                              ------------------------------------------
                              *Dona D. Young, Executive Vice President,
                              Individual Insurance and General Counsel

ATTEST:               /s/John H. Beers
        --------------------------------------------
              John H. Beers, Assistant Secretary


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of January, 1999.


                 SIGNATURE                    TITLE
                 ---------                    -----

                                              Director
   -------------------------------------
              *Sal H. Alfiero

                                              Director
   -------------------------------------
              *J. Carter Bacot

                                              Director
   -------------------------------------
              *Carol H. Baldi


                                              Director
   -------------------------------------
              *Richard H. Booth


                                              Director
   -------------------------------------
             *Peter C. Browning

                                              Director
   -------------------------------------
              *Arthur P. Byrne

                                              Director
   -------------------------------------
             *Richard N. Cooper

                                              Director
   -------------------------------------
              *Gordon J. Davis

                                              Chairman of the Board,
   -------------------------------------      President and Chief
            *Robert W. Fiondella              Executive Officer (Principal
                                              Executive Officer)

                                     S-1(c)

                 SIGNATURE                    TITLE
                 ---------                    -----

                                              Director
   -------------------------------------
            *Jerry J. Jasinowski

                                              Director
   -------------------------------------
             *John W. Johnstone

                                              Director
   -------------------------------------
            *Marilyn E. LaMarche

                                              Director
   -------------------------------------
           *Philip R. McLoughlin

                                              Director
   -------------------------------------
               *Indra Nooyi

                                              Director
   -------------------------------------
             *Charles J. Paydos

                                              Executive Vice President
   -------------------------------------      and Chief Financial
             *David W. Searfoss               Officer (Principal Accounting
                                              and Financial Officer)


                                              Director
   -------------------------------------
             *Robert F. Vizza

                                              Director
   -------------------------------------
            *Robert G. Wilson


                                              Director
   -------------------------------------
            *Dona D. Young




By: /s/ Dona D. Young
   -------------------------------------------------
   *Dona D. Young as Attorney-in-Fact pursuant to Powers of Attorney, previously filed


                                     S-2(c)